UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21556

Perritt Funds, Inc.
(Exact name of registrant as specified in charter)

300 South Wacker Drive, Suite 2880, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Michael J. Corbett, 300 South Wacker Drive, Suite 2880, Chicago, IL 60606
(Name and address of agent for service)

1-312-669-1650
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2015

Date of reporting period:  April 30, 2015

Item 1. Reports to Stockholders.

MicroCap Opportunities Fund

Ultra MicroCap Fund

Low Priced Stock Fund

Semi-Annual Report
April 30, 2015
(Unaudited)

The PERRITT MICROCAP OPPORTUNITIES FUND will, under normal circumstances, invest at least 80% of its net assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $500 million (referred to as “micro-cap” companies).  The Fund seeks to invest in micro-cap companies that have demonstrated above-average growth in revenues and/or earnings, possess relatively low levels of long-term debt, have a high percentage of their shares owned by company management, and possess modest price-to-sales ratios and price-to-earnings ratios that are below their long-term annual growth rate. At times, the Fund may also invest in “special situations” such as companies that possess valuable patents, companies undergoing restructuring, and companies involved in large share repurchase programs.  Investors should expect the Fund to contain a mix of both value-priced and growth stocks.

The PERRITT ULTRA MICROCAP FUND will, under normal circumstances, invest at least 80% of its net assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $300 million (referred to as “micro-cap” companies). The Fund seeks to invest in micro-cap companies that have a high percentage of their shares owned by company management, possess relatively low levels of long-term debt, have a potential for above average growth in revenues and/or earnings, and possess reasonable valuations based on the ratios of price-to-sales, price-to-earnings, and price-to-book values. The micro-cap companies in which the Fund may invest include “early stage” companies, which are companies that are in a relatively early stage of development with market capitalizations that are below $50 million. At times, the Fund may also invest in unseasoned companies, companies that are undergoing corporate restructuring, initial public offerings, and companies believed to possess undervalued assets.

The PERRITT LOW PRICED STOCK FUND will, under normal circumstances, invest at least 80% of its net assets in a diversified portfolio of low priced common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $3 billion.  Low priced stocks are those that are trading at or below $15 per share at the time of initial purchase.  Subsequent to the initial purchase, the Fund may purchase such securities at a price above $15 per share.  The Fund’s strategy is based on the premise that low priced stocks offer growth potential because these stocks have limited broker research coverage, the companies’ prospects are misunderstood by most investors, and some investors mistakenly believe stocks trading below $15 per share are more “speculative” than those trading at higher levels and therefore avoid low priced stocks. The Fund will invest in “growth” stocks, “value” stocks, or a combination of both.  Given the market capitalization restrictions, the Fund will normally invest in securities issued by small-cap companies, including some micro-cap companies.  However, micro-cap companies will only make up a small portion of the Fund’s portfolio.  Micro-cap companies represent the smallest sector of public companies based on market capitalization. At times, the Fund’s portfolio may contain the shares of unseasoned companies, companies that are undergoing corporate restructuring, initial public offerings, and companies believed to possess undervalued assets.

Table of Contents

Semi-Annual Report
April 30, 2015
(Unaudited)

From the Desk of Michael Corbett, President and CIO	2

Perritt MicroCap Opportunities Fund
From the Portfolio Managers	5
Performance	8
Ten Largest Common Stock Holdings	10
Allocation of Portfolio Investments	11

Perritt Ultra MicroCap Fund
From the Portfolio Managers	12
Performance	16
Ten Largest Common Stock Holdings	18
Allocation of Portfolio Investments	19

Perritt Low Priced Stock Fund
From the Portfolio Managers	20
Performance	24
Ten Largest Common Stock Holdings	26
Allocation of Portfolio Investments	27

Perritt Funds
Schedules of Investments	28
Statements of Assets and Liabilities	39
Statements of Operations	40
Statements of Changes in Net Assets	41
Financial Highlights	44
Notes to Financial Statements	47
Expense Example	56
Advisory Agreement	58
Directors and Officers	60
Information	63

Perritt Funds, Inc.

From the Desk of Michael Corbett, President and CIO

Michael Corbett,
President and CIO

In late 1978, a University of Chicago doctoral student, Rolf Banz, uncovered the fact that small company stocks had outperformed large company stocks during most of the twentieth century in his doctoral dissertation1.  Of course, one might suspect that smaller company stocks would provide higher returns than larger company stocks because these stocks contain more risk.  However, Banz’s research showed that small company stocks provided investors with returns that went above and beyond what would normally be expected to account for any increased risk.  The extra risk-adjusted returns supplied by small company stocks eventually became known as “the small firm effect.”

During the decade following the discovery of the small firm effect, a number of mutual fund companies launched new funds aimed at capturing the extra returns offered by small firm stocks.  These funds proved to be popular with investors, who then poured hundreds of millions of dollars into small company mutual funds.  Although quite successful in attracting assets, mutual fund managers quickly found that the limited liquidity of small company stocks precluded investment in tiny companies represented in Rolf Banz’s original research.  To maintain fully invested portfolios, these managers merely increased the size of the companies included in their portfolios.  As a result, the average market capitalization of many small company funds began to exceed the threshold originally used by Banz when defining the small company universe.

To account for the disparity in the average size of stocks contained in smaller company fund portfolios, a new category was born: the micro-cap fund.  Generally, micro-cap funds were defined as those with portfolios with average market capitalizations below $300 million, and $300 million to $1.5 billion average market capitalization were considered small-cap funds.  Today, micro-cap funds typically have portfolios with average market capitalization below $500 million, and mutual funds with average market capitalization ranging from $500 million to $3.0 billion are designated as small-cap funds.

The separation of micro-cap funds from small-cap funds by portfolio tracking services was made necessary because of the wide risk and return differential that exists between funds investing in small companies versus those that invest in micro-cap companies.  In other words, funds that invest in micro-cap companies were just not comparable to those that invest in significantly larger companies.  Even so, both micro-cap and small-cap funds compared their results to a common investment benchmark, the Russell 2000 Index.

The Research Foundation of the CFA Institute states that investment portfolio benchmarks “are paper portfolios constructed for comparison with real portfolios to see whether the latter is being managed effectively.”  To perform its function properly, a benchmark should “embody the opportunity set of investments in an asset class.”  In other words, if you want to know whether or not the portfolio managers of the funds you

1	Journal of Financial Economics (1981); “The Relationship Between Return and Market Value of Common Stocks.”

Perritt Funds, Inc.

own are doing a good job, you should compare their returns with those of an appropriate benchmark.  This task became impossible in the 1990’s and early 2000’s for micro-cap funds, because there was no index that embodied the opportunity set of investments in this asset class.  However, help finally arrived…sort of!

In the mid 2000’s, several firms, including Frank Russell & Company, launched micro-cap indexes.  Frank Russell launched the Russell Microcap Index in June 2005 and also included historic performance beginning in January 2000.  As with the Russell 1000 Index and the Russell 2000 Index, Frank Russell aims to construct the index by ranking stocks by market capitalization.  However, there are a few interesting things to be aware of in the index’s construction.

First, the Russell Microcap Index is generally made up of the 1000 smallest companies within the Russell 2000 Index and adding another 1000 micro-cap companies from the major exchanges. This would mean that the index would have 2000 companies in it at any given point in time.  However, in recent years there have not been an additional 1000 public micro-cap companies available, so the Russell Microcap Index has floated between 1600 to 1700 stocks during most of the past 10 years.

Second, to help reduce turnover within indexes, Frank Russell created what they call five-percent market capitalization bands around the indexes.  What this means is that when Russell rebalances the indexes each year, they will not remove a company from the index if it is within 2.5 percent of the cutoff.  The result is that several multibillion dollar companies stay in the Russell Microcap Index and several sub-$500 million companies stay in the Russell 2000 Index.  As of April 30, 2015, the Russell Microcap Index has a median market capitalization of $211 million, and an average market capitalization of $654 million.  While median market capitalization gives an impression of micro-cap, the average market capitalization makes it feel more like a smaller capitalization index.  In fact, as of April 30, 2015, the largest company within the Russell Microcap Index had a market capitalization of nearly $5 billion.

Finally, a lower turnover ratio for the indices has its positives, but also some drawbacks.  The lower turnover ratio has increased the indices’ concentration among industries.  Today, the index has more than half of its holdings within two industries: financial services and healthcare, primarily biotechnology.  Our funds have essentially zero in biotechnology, therefore this large weight to biotechnology makes the index a poor tool for measuring our two micro-cap mutual funds.  Because of these factors, in our opinion, it is almost impossible to create a perfect micro-cap index.  Regardless, we continue to use the Russell 2000 Index and the Russell Microcap Index to report small- and micro-cap performance.

The next page lists some interesting fun facts about the Russell Microcap Index as of April 30, 2015.

Perritt Funds, Inc.

Russell Index Fun Facts
(as of April 30, 2015)

•	Total market capitalization of all companies within the Russell Microcap Index is $503 billion versus Apple’s (AAPL) market capitalization of $750 billion.
•	Total combined revenue of every company within Russell Microcap Index is $451 billion versus Exxon Mobil’s (XOM) 2014 revenue of $394 billion.
•	Average number of analysts that follow companies within the Russell Microcap Index is 2.1 versus 14.2 for companies within S&P 500 Index.
•	There are 223 companies within the Russell Microcap Index that have no debt, versus 9 for the S&P 500 Index.

Michael J Corbett
President and Chief Investment Officer

Market Capitalization is defined as the total dollar market value of all of a company’s outstanding shares.  Market capitalization is calculated by multiplying a company’s shares outstanding by the current market price of one share.

Russell 2000 Index is an index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks.

Russell 1000 Index is an index of approximately 1,000 of the largest companies in the U.S. equity markets, the Russell 1000 is a subset of the Russell 3000 Index. The Russell 1000 (maintained by the Russell Investment Group) comprises over 90% of the total market capitalization of all listed U.S. stocks, and is considered a bellwether index for large cap investing.

Russell Microcap Index is a capitalization weighted index of 2,000 small-cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.  The broad index is designed to present an unbiased collection of the smallest tradable securities that still meet exchange listing requirements, so over-the-counter (OTC) stocks and pink sheet securities are excluded.  The Russell Microcap Index is recalculated annually to prevent growing stocks from distorting index performance, and to include new entrants.

Perritt MicroCap Opportunities Fund

Portfolio Managers’ Message

Michael Corbett,	George Metrou,
Portfolio Manager	Portfolio Manager

The Perritt MicroCap Opportunities Fund posted a gain of 1.79 percent during the six month period ended April 30, 2015, which compares to a 4.65 percent gain for the Russell 2000 Index and a 5.42 percent gain for the Russell Microcap Index.  The Fund’s longer-term performance results, as well as the benchmark’s performance, can be found later in this report.

We continue to be confronted with a tiered market.  Certain pockets of low quality, high valuation, and extremely speculative investments have exhibited upward price momentum.  Companies in these areas of the market, often lacking earnings, cash flows, and even revenues will not pass our quality thresholds.  Less “story” driven sectors still provide opportunity to find quality businesses at attractive prices.  Furthermore, some select areas of the market have become outright cheap, relative to the earnings power of the businesses and the companies intrinsic value.

During the period, we initiated thirteen new positions in the portfolio.  This demonstrates to us that we continue to find value in individual companies with attractive business models, valuable assets, and positive prospects.  For example, we were pleased to become owners of high margin, high ROIC businesses, such as Cherokee Inc. (CHKE), PDFS Solutions Inc. (PDFS), and Zix Corp. (ZIXI).

We initiated several positions where we believed the market had overly discounted a high quality company’s future prospects: Ennis Inc. (EBF), Remy International, Inc. (REMY), SL Industries Inc. (SLI), Trinity Biotech (TRIB), and UMH Properties (UMH).  Two additional companies, Superior Uniform Group (SGC) and Trecora Resources (TREC) were added to the portfolio after evaluating each company’s recent efforts to aggressively expand their business through both M&A (mergers and acquisitions) and internal investment.  Both SGC and TREC have high levels of insider ownership, and we take notice of management teams making bold moves with their own money on the line.

Even after the sixth year of the current bull market, we continued to find deep value opportunities in Baldwin and Lyons Inc. (BWINB) and Olympic Steel Inc. (ZEUS).  Both BWINB and ZEUS are profitable companies with positive cash flow, yet were trading substantially below their tangible book equity value.  Lastly, we participated in one IPO during the period, when we purchased a stake in Triumph Bancorp, Inc. (TBK), a specialty finance lender coupled with a community bank, priced at a discount to the peer group.

We continue to curate a list of growing, high quality companies to evaluate for addition to the portfolio.  Our value discipline often keeps us on the sidelines for periods of time. We intend to purchase the shares of a company only at prices which represent a significant discount to their intrinsic value. The period ended with cash of 4.0 percent of assets in the portfolio.  We continue to rotate capital from existing positions with relatively limited potential for price appreciation, to those with greater upside potential.

Perritt MicroCap Opportunities Fund

During the period, we liquidated twenty positions from the portfolio.  We sold six companies after they received a valid buy-out offer, merger, or other corporate action: Courier Corp. (CRRC), Oplink Communications, Inc. (OPLK), Penford Corp. (PENX), SWS Group, Inc. (SWS), Skilled Healthcare Group, Inc. (SKH), and CareTrust REIT, Inc. (CTRE).  One position, Integrated Silicon Solutions, Inc. (ISSI) received a buyout offer from two separate entities during the period, but we did not liquidate the holding, as we view the current high bid as inadequate.  Historically, buyouts have made a meaningful contribution to the fund’s performance.  This period was no exception and we continue to expect M&A activity in our target asset class.

Five companies were sold after reaching our price targets or becoming too large in terms of market capitalization: Covenant Transportation Group, Inc. (CVTI), Monarch Casino & Resort, Inc. (MCRI), Omega Protein Corp. (OME), Rentrak Corp. (RENT), and Scorpio Tankers, Inc. (STNG).  As a reminder, we do not utilize a hard ceiling rule to liquate positions in companies whose success has led to a market capitalization exceeding our mandate.  However, we are mindful of the weight within the portfolio allocated to larger market capitalization securities, so as to not alter the overall characteristics of the portfolio.  As we have historically, we intend to manage the portfolio true to the micro-cap asset class.

The remaining nine securities sold from the portfolio were sold after reporting disappointing results or downgrades in our view of the price appreciation potential of the security.  Six of these liquidations were directly related to the energy sector.  We responded to the dramatic decline in the price of crude oil by downgrading our view of the sector and quickly cutting our exposure to the space.

As of April 30, 2015, the Fund’s portfolio was comprised of 120 common stocks.  The Fund’s 10 largest holdings and detailed descriptions can be found later in this report. Based on our earnings estimate, the Fund’s portfolio is trading at approximately 17.0 times 2015 earnings. Stocks in the portfolio are priced at a median 1.08 times revenue and the median market capitalization is approximately $281.7 million. Lastly, the median stock in the Fund is trading at 1.73 times book equity value.

I want to thank my fellow shareholders for their continued support and confidence in the Perritt Capital Management team. We remain dedicated to investing in high quality micro-cap companies at attractive valuations. If you have any questions or comments about this report or your investment in the Perritt MicroCap Opportunities Fund, please call us toll-free at (800)331-8936 or visit our web site at www.perrittcap.com.  Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

George Metrou
Portfolio Manager

Perritt MicroCap Opportunities Fund

Cash Flow is a revenue or expense stream that changes a cash account over a given period. Cash inflows usually arise from one of three activities – financing, operations, or investing – although this also occurs as a result of donations or gifts in the case of personal finance. Cash outflows result from expenses or investments. This holds true for both business and personal finance.

Tangible book equity value is a method of valuing a company on a per-share basis by measuring its equity after removing any intangible assets.

Margin – is the difference between a product’s (or service’s) selling price and the cost of production.

Return on Invested Capital (ROIC) – is a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments. The return on invested capital measure gives a sense of how well a company is using its money to generate returns.

Past performance does not guarantee future results.

Forward earnings is not a measure of the Fund’s future performance.

Opinions expressed are subject to change at any time, are not guaranteed, and should not be considered investment advice.

Please refer to the Schedule of Investments in the report for more complete information regarding Fund holdings. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in smaller companies, which involve additional risks, such as limited liquidity and greater volatility. The Funds invest in micro-cap companies which tend to perform poorly during times of economic stress.

The semi-annual report must be preceded or accompanied by a prospectus.

One cannot invest directly in an index.

The Perritt Funds are distributed by Quasar Distributors, LLC.

Perritt MicroCap Opportunities Fund

Performance* (Unaudited)	April 30, 2015

Perritt MicroCap Opportunities Fund versus
Russell 2000® Index and Russell MicroCap® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell MicroCap® Index, which measures the performance of the microcap segment of the U.S. equity market.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the Fund during the period presented.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares.  The graph does not imply any future performance.

Perritt MicroCap Opportunities Fund

Performance (Unaudited) (Continued)	April 30, 2015

Cumulative Total Returns*
Periods ended April 30, 2015 (Unaudited)

	Past	Past	Past	Past	Past	Past	Past
	6 Months	1 Year	3 Years	5 Years	10 Years	15 Years	25 Years
Perritt Microcap
Opportunities Fund	1.79%	1.82%	49.44%	64.72%	117.29%	388.63%	1,132.68%

Russell 2000® Index	4.65%	9.71%	55.58%	82.03%	140.65%	193.85%	999.69%
(reflects no deduction
for fees and expenses)

Russell
Microcap® Index	5.42%	7.66%	60.21%	78.64%	106.42%	N/A	N/A
(reflects no deduction
for fees and expenses)

Average Annual Total Returns*
Periods ended April 30, 2015 (Unaudited)
		Past	Past	Past	Past	Past	Past
		1 Year	3 Years	5 Years	10 Years	15 Years	25 Years
Perritt Microcap
Opportunities Fund		1.82%	14.33%	10.50%	8.07%	11.16%	10.57%

Russell 2000® Index		9.71%	15.87%	12.73%	9.18%	7.45%	10.07%
(reflects no deduction
for fees and expenses)

Russell Microcap® Index		7.66%	17.01%	12.30%	7.52%	N/A	N/A
(reflects no deduction
for fees and expenses)

The Perritt MicroCap Opportunities Fund’s annualized expense ratio for the year ended October 31, 2014, as stated in the statutory prospectus, was 1.21%.  The Fund imposes a 2% redemption fee on shares held for 90 days or less.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end is available by calling 800-331-8936.

*	The tables do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.

Perritt MicroCap Opportunities Fund

Ten Largest Common Stock Holdings (Unaudited)

Atlas Financial Holdings, Inc. (AFH) engages in the underwriting of commercial automobile insurance policies, focusing on the “light” commercial automobile sector.  This sector includes taxi cabs, non-emergency paratransit, and limousine/livery, and business auto.

John B. Sanfilippo & Son, Inc. (JBSS) engages in the processing and marketing of tree nuts and peanuts in the United States.  The company offers raw and processed nuts, including peanuts, almonds, Brazil nuts, pecans, pistachios, filberts, cashews, English walnuts, black walnuts, pine nuts, and macadamia nuts.  The company provides its products under various private labels, as well as under the Fisher, Orchard Valley Harvest, and Sunshine Country brand names.

Core Molding Technologies, Inc. (CMT) manufactures sheet molding compounds (SMC) and molds fiberglass reinforced plastics. The company specializes in large-format moldings and offers a range of fiberglass processes, including compression molding of SMC, glass mat thermoplastics, bulk molding compounds, and resin transfer molding.  CMT offers its products for various markets, such as medium and heavy-duty truck, marine, automotive, agriculture, construction, and other commercial products in the United States, Mexico, and Canada.

Addus Homecare Corporation (ADUS) provides home and community based services to older adults and younger disabled persons in the United States.  Its services comprise social activities, transportation, and provision of meals and snacks, as well as personal care and therapeutic activities, such as exercise and cognitive interaction.

Hudson Technologies Inc. (HDSN) provides innovative services to the recurring problems within the refrigeration industry.  Its products and services include refrigerant sales, refrigerant management services, reclamation of refrigerants, and system decontamination to remove moisture, oils and other pollutants.

Hill International, Inc. (HIL) provides management and consulting services to transportation, environmental, energy, and industrial markets. Clients include the United States and other national governments, foreign governments, and the private sector.  Hill specifically focuses on two segments, Project Management and Construction Claims.  The Project Management services provide a variety of construction management services and the Construction Claims advises clients to assist them in preventing or resolving claims and disputes.

Cowen Group, Inc. (COWN) is a publicly owned asset management holding company.  The company provides alternative investment management, investment banking, research, and sales and trading services for its clients.  Through its subsidiaries, Cowen manages separate client focused portfolios, invests in equity, fixed income and also in alternative investments markets.

Comfort Systems USA, Inc. (FIX) provides installation, maintenance, repair, and replacement services for heating, ventilation, and air conditioning (HVAC) systems in the mechanical services industry.  The company is involved in the design, engineering, integration, and start-up of HVAC.  It also provides specialized applications, such as building automation control systems, fire protection, process cooling, electronic monitoring, and process piping.

Perritt MicroCap Opportunities Fund

Ten Largest Common Stock Holdings (Unaudited) (Continued)

Integrated Silicon Solutions (ISSI) is a fabless semiconductor company that designs and markets high performance integrated circuits for automotive, communications, industrial, and digital consumer markets.  Its primary products are DRAM in both package and Known Good Die (KGD) form and high speed and low power SRAM, serial and parallel NOR flash products, and a variety of mixed signal and analog products.

GP Strategies Corp (GPX) is a global performance improvement solutions and e-learning provider for companies in the field of electronics and semiconductor, healthcare, software, finance, and accounting, as well as government agencies.  They also provide consulting, engineering, and technical services to companies in the automotive, steel, oil and gas, power, chemical and beverage industries.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Allocation of Portfolio Investments (Unaudited)	April 30, 2015

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard
(GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard &
Poor Financial Services LLC.  Percentages are based on total investments, at value.

Note:
For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

Perritt Ultra MicroCap Fund

Portfolio Managers’ Message

Michael Corbett,	Matthew Brackmann,
Portfolio Manager	Portfolio Manager

The Perritt Ultra MicroCap Fund produced a return of 1.93 percent for the first six months of fiscal year 2015.  This compares to the 4.65 percent return for the Russell 2000 Index and the 5.42 percent return for the Russell Microcap Index.  The complete performance for the Fund and its benchmarks can be found on page 17.

During the first six months of this fiscal year, the Fund has seen strong performance from its investments in the financial, industrial, and energy sectors.  Some examples from the financial sector include MicroFinancial (MFI), a lending service that was bought out during the first fiscal quarter returning 22.2 percent, and Newtek Business Services (NEWT),  a business development corporation that provides financial and business services to small and medium sized businesses, which rose nearly  25 percent during the period.  An example from the industrial sector would be Allied Motion Technologies (AMOT), which was the best performer in the Fund with a return of 100.16 percent in the past six months.  While the general energy segment has experienced a broad sell off with the downturn in oil and gas, our investment in Uranium Energy Corp, a uranium producer in the southwest United States, was up 126 percent during the period.

The Fund sold out of nine investments over the past six months.  Two of these, the previously mentioned MicroFinancial (MFI) and Cimatron (CIMT), were sold as a result of the company receiving a valid buyout offer.  Sigma Designs (SIGM) and Preferred Apartment Communities (APTS) were sold due to the stocks reaching their price targets.  The remaining five companies were eliminated due to weak results or material downgrades in the outlook for the company.  These investments were replaced with 13 new companies that we believe will help contribute to the Fund’s future performance.  A couple of these investments include Xplore Technologies (XPLR), a manufacturer of rugged handheld tablets for commercial and defense applications and Data I/O (DAIO), a manufacturer of automatic programmers.

As noted in our 2014 annual report, the Fund continues to actively underweight the healthcare sector with an exposure of 7.28 percent versus 24.92 percent for the Russell Microcap Index, specifically in pharmaceuticals, life sciences & biotech companies.  Many of the companies in these sub-sectors have very little in the way of tangible assets, cash flow generation, profitability, and revenue.  These industries are also exposed to a high degree of regulatory uncertainty due to the FDA approval process. These factors eliminate them from eligibility for investment due to our criteria and screening process.  While this lower allocation to the sector largely explains the performance differential between the Fund and the Russell Microcap Index, we will remain underweight in this segment going forward due to our continued reliance on the valuation and stock picking criteria we have relied on the past 27 years.

As of April 30, 2015, the Fund holds the common stock of 105 companies, up slightly from 101 held at the end of our last fiscal year on October 31, 2014.  The Fund’s largest holdings and detailed descriptions

Perritt Ultra MicroCap Fund

can be found on page 18.  Based on our earnings estimates, the Fund’s portfolio is trading at 16.7 forward earnings.  The median price-to-sales ratio is slightly below 1.1, the median price-to-book ratio is 1.73, and the median market capitalization is approximately $78 million.

The Ultra Microcap Fund tends to have investments that fly under the radar screen of most investors.  The micro-cap universe, particularly those stocks with sub-$100 million market capitalizations, are often ignored by investors for an extended period of time.  Therefore, the potential rewards can take longer to achieve, but can be swift.  While we as shareholders continue to be displeased with the Fund’s recent underperformance relative to the Russell Microcap Index, we remain focused on the long term potential of our investments despite relative weakness in the short term.  As always, we would like to remind investors that the rewards of micro-cap investing typically are never consistent in the short run, but can have the potential to be rewarding in a full market cycle.

We want to thank our fellow shareholders for their continued support and confidence in the Perritt Capital Management team. Each member of our investment committee, as well as many other employees, have made continued investment in this Fund for over 10 years. If you have any questions or comments about this report or your investment in the Perritt Ultra Microcap Fund, please call us toll-free at (800) 331-8936 or visit our web site at www.perrittcap.com.  Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Matthew Brackmann
Portfolio Manager

Russell 2000 Index is an index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks.

Russell Microcap Index is a capitalization weighted index of 2,000 small-cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.  The broad index is designed to present an unbiased collection of the smallest tradable securities that still meet exchange listing requirements, so over-the-counter (OTC) stocks and pink sheet securities are excluded.  The Russell Microcap Index is recalculated annually to prevent growing stocks from distorting index performance, and to include new entrants.

Price-to-sales ratio is an indicator of the value placed on each dollar of a company’s sales or revenues.  It can be calculated either by dividing the company’s market capitalization by its total sales over a 12-month period, or on a per-share basis by dividing the stock price by sales per share for a 12-month period.

Price-to-book ratio is a ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Past performance does not guarantee future results.

Forward earnings is not a measure of the Fund’s future performance.

Perritt Ultra MicroCap Fund

Opinions expressed are subject to change at any time, are not guaranteed, and should not be considered investment advice.

Please refer to the Schedule of Investments in the report for more complete information regarding Fund holdings. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in smaller companies, which involve additional risks, such as limited liquidity and greater volatility. The Funds invest in micro-cap companies which tend to perform poorly during times of economic stress. The Low Priced Stock Fund may invest in early stage companies which tend to be more volatile and somewhat more speculative than investments in more established companies. Low Priced stocks are generally more volatile than higher priced securities

The semi-annual report must be preceded or accompanied by a prospectus.

One cannot invest directly in an Index.

The Perritt Funds are distributed by Quasar Distributors, LLC.

(This Page Intentionally Left Blank.)

Perritt Ultra MicroCap Fund

Performance* (Unaudited)	April 30, 2015

Perritt Ultra MicroCap Fund versus
Russell 2000® Index and Russell MicroCap® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell MicroCap® Index, which measures the performance of the microcap segment of the U.S. equity market.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the Fund during the period presented.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.  The graph does not imply any future performance.

Perritt Ultra MicroCap Fund

Performance* (Unaudited) (Continued)	April 30, 2015

Cumulative Total Returns**
Periods ended April 30, 2015 (Unaudited)
	Past	Past	Past	Past	Past	Since
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception
Perritt Ultra
Microcap Fund	1.93%	-3.74%	45.60%	63.38%	97.17%	111.30%

Russell 2000® Index	4.65%	9.71%	55.58%	82.03%	140.65%	158.11%
(reflects no deduction
for fees and expenses)

Russell Microcap® Index	5.42%	7.66%	60.21%	78.64%	106.42%	117.79%
(reflects no deduction
for fees and expenses)

Average Annual Total Returns**
Periods ended April 30, 2015 (Unaudited)
		Past	Past	Past	Past	Since
		1 Year	3 Years	5 Years	10 Years	Inception
Perritt Ultra
Microcap Fund		-3.74%	13.34%	10.32%	7.02%	7.27%

Russell 2000® Index		9.71%	15.87%	12.73%	9.18%	9.30%
(reflects no deduction
for fees and expenses)

Russell Microcap® Index		7.66%	17.01%	12.30%	7.52%	7.57%
(reflects no deduction
for fees and expenses)

The Perritt Ultra MicroCap Fund’s annualized expense ratio for the year ended October 31, 2014, as stated in the statutory prospectus, was 1.58%.  The Fund imposes a 2% redemption fee on shares held for 90 days or less.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end is available by calling 800-331-8936.

*	The since inception date is August 30, 2004.
**	The tables do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.

Perritt Ultra MicroCap Fund

Ten Largest Common Stock Holdings (Unaudited)

USA Technologies, Inc. (USAT) is a provider of technology-enabled solutions and value-added services that facilitate electronic payment transactions for the unattended Point of Sale (“POS”) market.  Its ePort Connect solution facilitates electronic payment options, as well as telemetry and machine-to-machine (M2M) services to monitor, control, and report on the results of distributed assets containing electronic payment solutions.

Cherokee Inc. (CHKE) is a global marketer and licensor of accessories, apparel, footwear, and home brands. They own several Trademarks including Cherokee, Liz Lange, Completely Me by Liz Lange, Hawk, Tony Hawk, Sideout Sport and Carole Little and others.  Cherokee, Inc.  also assists other brand-owners and companies in identifying opportunities as a licensee or licensor for their brands or stores, as well as in partner with individuals to market and license their lifestyle brands.

Newtek Business Services (NEWT) provides financial and business services for small and medium size businesses.  Newtek through its subsidiaries acts as a one-stop-shop, offers electronic payment processing, check approval, web hosting, data storage, back up services, cloud computing, and other similar services to more than 100,000 business accounts nationally and globally.

DSP Group Inc. (DSPG) provides wireless chipset solutions for converged communications, delivering system solutions that combine semiconductors and software with reference designs.  Its products enable converged voice, audio, and data connectivity across diverse consumer products, ranging from cordless and VOIP phones, to home gateways and connected multimedia screens.

Juniper Pharmaceuticals, Inc. (JNP) formerly known as Columbia Laboratories, Inc. develops, manufactures, licenses, and sells pharmaceutical products that utilize proprietary drug delivery technologies to treat unmet medical needs in women’s health.  JNP expects to advance programs through Phase II clinical studies and then partner with larger pharmaceutical firms for Phase III studies and commercialization.

Hennessy Advisors, Inc. (HNNA) a publicly traded investment manager offering a broad range of domestic equity, specialty, balanced, and fixed income mutual funds.  Hennessy currently serves as the investment advisor to 16 open-ended mutual funds and primarily provides its services to investment companies.

Quadrant 4 Systems Corporation (QFOR) provides software as a service based technology products in the United States and internationally.  The company offers software products, platforms, consulting services, and solutions comprising proprietary technologies in social media, mobility, analytics, and cloud applications to small, medium, and large enterprise customers.

Century Casinos, Inc. (CNTY) owns and operates Century Casino & Hotels in Cripple Creek and Central City, Colorado, and in Edmonton, Alberta, Canada, and the Century Casino in Calgary, Alberta, Canada. The Company also operates casinos abroad on several luxury cruise vessels.  Through its Austrian subsidiary, the Company holds a 66.6% ownership interest in Casinos Poland Ltd., the owner and operator of nine casinos in Poland.

GlobalSCAPE, Inc. (GSB) provides secure information exchange capabilities for enterprises and consumers through the development and distribution of software, delivery of managed and hosted solutions, and provisioning of associated services.  Its solution portfolio facilitates transmission of critical information, such as financial

Perritt Ultra MicroCap Fund

Ten Largest Common Stock Holdings (Unaudited) (Continued)

data, medical records, customer files, vendor files, personnel files, transaction activity, and other similar documents between geographically separated network infrastructures.

BSQUARE Corporation (BSQR) provides software solutions and related engineering services to companies that develop smart, connected systems in North America and internationally. It primarily focuses on smart, connected systems that utilize Microsoft Windows Embedded and Windows Mobile operating systems, as well as devices running other popular operating systems, such as Android, Linux and QNX.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Allocation of Portfolio Investments (Unaudited)	April 30, 2015

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard
(GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard &
Poor Financial Services LLC.  Percentages are based on total investments, at value.

Note:
For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

Perritt Low Priced Stock Fund

Portfolio Managers’ Message

Michael Corbett,	Brian Gillespie,
Portfolio Manager	Portfolio Manager

The Perritt Low Priced Stock Fund recently passed one milestone and is closing in on another one.  At the end of February, the Fund celebrated the 1-year anniversary of the launch as a mutual fund.  Perhaps more importantly, the Fund is closing in on a longer 3-year anniversary, since inception.  As a reminder, the Fund is a successor to a separately managed account that was launched on 6/30/2012.  We are pleased with the results of the fund over both the short-term, as well as the long-term.  Our hope is that you, our fellow investors, are pleased with the results as well.  Our comments in this section will focus on the 6-month period ending April 30, 2015.

As of April 30, 2015, the Fund’s portfolio contained the common stocks of 69 companies.  The Fund’s 10 largest holdings and detailed descriptions can be found on page 26.  Based on our earnings estimate, the Fund’s portfolio is trading at just above 16 times next year’s earnings.  The median price/revenue for the portfolio is 1.1 times and the median market capitalization is approximately $625 million.

For the semi-annual report period, the Fund returned more than double the return of the benchmark Russell 2000 Index.  Our performance results for this period, as well as the results for the Russell 2000 Index can be viewed on page 25.  Our outperformance was driven by both sector allocations and stock selection.  Sector weightings is a function of where we see the best valuations and growth prospects.  Our largest sector weights were Information Technology and Industrials.  Both of these sector weights were higher than in our benchmark index, the Russell 2000, and contributed to our outperformance.  Within technology, we found attractive opportunities in the semiconductor and semiconductor equipment space.  Within industrials, we found value in some airlines as well as machinery.  One sector we were underweight relative to our benchmark was healthcare.  Healthcare is a large weighting in the Russell 2000 Index partly due to its weight in biotechnology stocks.  We generally avoid this area due to valuations and limited visibility into the FDA approval process for new drugs.  Another sector that we remained underweight relative to our benchmark during the period was financials.  The main areas within financials that we had limited exposure to were banks and real estate investments trusts (REITs).

Turning to a few individual names, one of our best performers was Allied Motion Technologies Inc. (AMOT) which roughly doubled in value during the period.  This company designs and manufactures motors for the Commercial, Industrial, and Aerospace and Defense markets.  This company is an example of the type of companies we look to invest in.  The stock was trading at reasonable price-to-sales and price-to earnings valuations when we became involved several years ago.  Plus, there is no analyst coverage on the name.  More investors became aware of the company during the past six months as a result of improved results tied in part to an acquisition made in late 2013 that essentially doubled the company’s revenues.  Another contributor to performance in the period was JetBlue Airways Corporation

Perritt Low Priced Stock Fund

(JBLU) which gained over 75 percent in the period.  Like many other airlines, JetBlue saw a rise in its stock price as the price of oil slumped in late 2014 and early 2015.

Like every investor, we are never going to be perfect.  There will be times when we miss out on stocks that have huge gains.  There will be other times when we hold stocks that decline more than the market.  We were able to avoid any large detractors and benefited from several large contributors to performance in the most recent period.  Like all successful investors, we will not become complacent. Our main goal is to select stocks that we believe have attractive valuations and present upside potential.  We were successful in the most recent period, but we will continue to examine our current positions and new opportunities to ensure the Low Priced Stock Fund continues to be successful.

As you may recall, we have currently capped the Fund’s expense ratio at 1.50 percent, with a gross expense ratio of 5.03 percent.  This means that Perritt Capital will be paying a great deal of the Perritt Low Priced Stock Fund’s expenses.  We currently estimate that we need a little more than $10 million in assets to cover the Fund’s annual expenses, but Perritt will still not be collecting a fee at the $10 million asset level.  If you have any questions or comments about this report or your investment in the Perritt Low Priced Stock Fund, please call us toll-free at (800) 331-8936 or visit our website at www.perrittcap.com.  Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

As always, thank you for your continued support and interest in the Perritt Low Priced Stock Fund.

Brian Gillespie
Portfolio Manager

The Fund is the successor to a separately managed account. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the predecessor, and the predecessor’s portfolio managers are the current portfolio managers of the Fund. However, the predecessor was not a registered investment company. Had the predecessor been registered under the Investment Company Act and been subject to the provisions of the Investment Company Act and the Internal Revenue Code to which the fund is subject, its investment performance may have been adversely affected.

Russell 2000 Index is an index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks.

Price/Revenue is a valuation ratio that compares a company’s stock price to its revenues.

Price-to-sales is an indicator of the value placed on each dollar of a company’s sales or revenues.  It can be calculated either by dividing the company’s market capitalization by its total sales over a 12-month period, or on a per-share basis by dividing the stock price by sales per share for a 12-month period.

Price-to-earnings is a valuation ratio of a company’s current share price compared to its per-share earnings.  It is calculated as the market value per share divided by earnings per share.

Past performance does not guarantee future results.

Forward earnings is not a measure of the Fund’s future performance.

Perritt Low Priced Stock Fund

Opinions expressed are subject to change at any time, are not guaranteed, and should not be considered investment advice.

Please refer to the Schedule of Investments in the report for more complete information regarding Fund holdings. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in smaller companies, which involve additional risks, such as limited liquidity and greater volatility. The Funds invest in micro-cap companies which tend to perform poorly during times of economic stress. The Low Priced Stock Fund may invest in early stage companies which tend to be more volatile and somewhat more speculative than investments in more established companies. Low Priced stocks are generally more volatile than higher priced securities

The semi-annual report must be preceded or accompanied by a prospectus.

One cannot invest directly in an Index.

The Perritt Funds are distributed by Quasar Distributors, LLC.

(This Page Intentionally Left Blank.)

Perritt Low Priced Stock Fund

Performance* (Unaudited)	April 30, 2015

Perritt Low Priced Stock Fund** versus
Russell 2000® Index and Russell MicroCap® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell MicroCap® Index, which measures the performance of the microcap segment of the U.S. equity market.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the Fund at inception (June 30, 2012) of the Fund’s predecessor account through April 30, 2015.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.  The graph does not imply any future performance.

**
June 30, 2012 is the inception date of the Fund’s predecessor account.  The Fund commenced operations on February 28, 2014.  The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the predecessor account.

Perritt Low Priced Stock Fund

Performance* (Unaudited) (Continued)	April 30, 2015

Cumulative Total Returns**
Periods ended April 30, 2015 (Unaudited)
	Past	Past	Past	Since
	6 Months	1 Year	2 Years*	Inception*
Perritt Low Priced Stock Fund	11.80%	10.17%	43.60%	68.67%

Russell 2000® Index	4.65%	9.71%	32.19%	58.69%
(reflects no deduction for fees and expenses)

Russell MicroCap® Index	5.42%	7.66%	35.11%	61.10%
(reflects no deduction for fees and expenses)

Average Annual Total Returns**
Periods ended April 30, 2015 (Unaudited)
		Past	Past	Since
		1 Year	2 Years*	Inception*
Perritt Low Priced Stock Fund		10.17%	19.83%	20.27%

Russell 2000® Index		9.71%	14.97%	17.71%
(reflects no deduction for fees and expenses)

Russell MicroCap® Index		7.66%	16.24%	18.33%
(reflects no deduction for fees and expenses)

The Perritt Low Priced Stock Fund’s annualized net expense ratio, as stated in the statutory prospectus, dated October 31, 2014, was 1.51%.  The Fund imposes a 2% redemption fee on shares held for 90 days or less.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end is available by calling 800-331-8936.

*
The Fund is the successor to a separately managed account.  Immediately prior to the Fund commencing operations on February 28, 2014, the predecessor account transferred its assets to the Fund in exchange for the Fund’s shares.  The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the predecessor.  In addition, the predecessor’s portfolio managers are the current portfolio managers of the Fund.  As a mutual fund registered under the Investment Company Act of 1940, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code to which the predecessor was not subject.  Had the predecessor been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected.  The performance was achieved by the predecessor when Fund assets were relatively small; the same strategies may not be available, and similar performance may not be achieved, when the Fund’s assets are larger.  The performance shown includes an annual management fee of 1.00% and does not include any expenses paid by the predecessor’s investment adviser.

The since inception date is June 30, 2012, the date of inception of the Fund’s predecessor account.  The past performance of the Fund and its predecessor account (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

**	The tables do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.

Perritt Low Priced Stock Fund

Ten Largest Common Stock Holdings (Unaudited)

JetBlue Airways Corp (JBLU) is the fifth largest passenger carrier in the U.S. based on revenue passenger miles with average of 800 daily flights.  JetBlue served approximately 87 BlueCities in 27 states, the District of Columbia, the Commonwealth of Puerto Rico, the United States Virgin Islands, and 17 countries in the Caribbean and Latin America.

Aegean Marine Petroleum Network Inc. (ANW) operates as a marine fuel logistics company that supplies refined marine fuel and lubricants to vessels in port, at sea, and on rivers worldwide, as well as to marine fuel traders, brokers, and other end-users of marine fuel and lubricants.  ANW also provides a range of shipping services, such as technical support and maintenance, insurance arrangement and handling, financial administration, and accounting services.

Orbotech LTD (ORBK) provides yield-enhancing and production solutions for printed circuit boards (PCBs), liquid crystal displays (LCDs), and semiconductor devices in China, Taiwan, North America, Korea, Europe, Japan, and internationally.  It operates through three segments: Production Solutions for the Electronics Industry, Recognition Software, and Solar Energy.  The company’s products include direct imaging, automated optical inspection (AOI), automated optical repair, and production systems used in the manufacture of PCBs and other electronic components.

Qorvo Inc. (QRVO) designs, develops, manufactures, and markets radio frequency solutions for OEMs and original design manufacturers in the United States and internationally.  Its products facilitate worldwide mobility and provide improved connectivity and support for mobile devices, wireless infrastructure, broadband, cable television, aerospace and defense markets.

Merit Medical Systems, Inc. (MMSI) is a worldwide company engaged in the development, manufacturing, and distribution of proprietary disposable medical devices used in interventional and diagnostic procedures, particularly in cardiology, radiology and endoscopy.  Merit serves client hospitals with a domestic and international sales force totaling approximately 130 individuals, as well as select distributors.

Hawaiian Holdings Inc. (HA) engages in the transportation of passenger and cargo between Hawaiian Islands and North America, South Pacific, Australia, New Zealand, and Asia.  Hawaiian Holdings offers non-stop services to Hawaii from more U.S. gateway cities than any other airline, with approximately 160 daily flights.

TravelCenters of America LLC. (TA) is the largest publicly-traded operator/franchisor of full-service travel centers in the United States.  As of March 31, 2015, the Company’s business included 251 travel centers, 175 of which were operated under the “TA” brand name and 76 of which were operated under the “Petro Stopping Centers” brand name, located in 43 states.  TravelCenters of America also operated 60 convenience stores with retail gasoline stations, primarily under the “Minit Mart” brand name.

Brocade Communications Systems, Inc. (BRCD) provides a comprehensive line of high-performance networking hardware and software products and services to organizations.  Its offerings improve the reliability, efficiency and adaptability of data centers and help customers to deploy next generation data center architecture, virtualization, and cloud computing.

Perritt Low Priced Stock Fund

Ten Largest Common Stock Holdings (Unaudited) (Continued)

Mitel Networks Corporation (MITL) provides business communication and collaboration software and services to small-to-medium sized enterprises nationally and internationally. Its products and services include IP telephony platforms, unified communication and collaboration solutions, subscription-based telecommunication solutions, cloud based applications, network services, and connectivity.

ClearOne Inc. (CLRO) is a communications solutions company that develops and sells audio conferencing systems and other related products for audio, video, and Web conferencing applications.  The reliability, flexibility, and performance of ClearOne’s comprehensive solutions create a natural communications environment, which saves organizations time and money by enabling more effective and efficient communication.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Allocation of Portfolio Investments (Unaudited)	April 30, 2015

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard
(GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard &
Poor Financial Services LLC.  Percentages are based on total investments, at value.

Note:
For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

Perritt MicroCap Opportunities Fund

Schedule of Investments	April 30, 2015 (Unaudited)

Shares	COMMON STOCKS – 91.96%	Value

Aerospace & Defense – 1.33%
221,700	Air Industries
	Group, Inc.	$2,327,850
322,405	CPI Aerostructures,
	Inc.(a)	3,557,739
		5,885,589
Auto Parts & Equipment – 3.23%
220,170	Miller Industries, Inc.	4,927,405
125,000	Motorcar Parts
	of America, Inc.
	(Acquired 4/24/2012,
	Cost $968,750)(a)(b)	3,653,750
59,361	Motorcar Parts
	of America, Inc.(a)	1,735,122
311,502	SORL Auto
	Parts, Inc.(a)	1,143,212
230,000	Stoneridge, Inc.(a)	2,769,200
		14,228,689
Biotechnology – 0.76%
200,000	Trinity Biotech
	Plc – ADR	3,354,000
		3,354,000
Building Materials – 1.83
276,528	Global Brass & Copper
	Holdings, Inc.	4,214,287
340,698	PGT, Inc.(a)	3,856,701
		8,070,988
Business Services – 7.65%
230,800	Datalink Corp.(a)	2,668,048
261,400	EPIQ Systems, Inc.	4,681,674
169,393	GP Strategies Corp.(a)	5,520,518
980,085	Innodata Isogen, Inc.(a)	2,714,835
305,000	Newtek Business
	Services, Inc.	5,197,200
384,486	PCM, Inc.(a)	3,794,877
561,048	PRGX Global, Inc.(a)	2,378,843
498,000	RCM Technologies, Inc.	3,072,660
540,800	Sizmek, Inc.(a)	3,763,968
		33,792,623
Chemical & Related Products – 3.47%
99,644	Aceto Corporation	1,931,101
158,000	KMG Chemicals, Inc.	4,626,240
207,000	Northern Technologies
	International Corp.(a)	3,585,240
403,017	OMNOVA
	Solutions, Inc.(a)	3,220,106
160,325	Trecora Resources(a)	1,923,900
		15,286,587
Commercial Banks – 5.02%
170,100	Bankwell Financial
	Group, Inc.(a)	3,248,910
137,000	Berkshire Hills
	Bancorp, Inc.	3,837,370
121,616	Hilltop Holdings, Inc.(a)	2,445,698
111,900	Peoples Bancorp, Inc.	2,594,961
425,250	TriState Capital
	Holdings, Inc.(a)	5,315,625
272,980	Triumph Bancorp,
	Inc.(a)	3,663,392
74,000	Veritex Holdings, Inc.(a)	1,072,260
		22,178,216
Commercial Services & Supplies – 1.53%
182,202	Ennis, Inc.	2,802,267
100,000	Libbey, Inc.	3,935,000
		6,737,267
Construction & Engineering – 3.82%
270,000	Comfort Systems
	USA, Inc.	5,586,300
470,000	Furmanite Corp.(a)	3,431,000
1,500,000	Hill International,
	Inc.(a)	5,775,000
350,000	MFRI, Inc.(a)	2,075,500
		16,867,800
Consumer Products – Distributing – 0.36%
2,000,000	LifeVantage Corp.(a)	1,571,200
		1,571,200
Consumer Products – Manufacturing – 5.51%
125,000	Cherokee, Inc.	2,712,500
158,202	Delta Apparel, Inc.(a)	1,941,139
127,300	Flexsteel
	Industries, Inc.	4,584,073
200,000	Orchids Paper
	Products Co.	4,298,000
175,000	Remy International,
	Inc.	3,893,750
150,630	Superior Uniform
	Group, Inc.	2,560,710

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	April 30, 2015 (Unaudited)

Shares		Value

Consumer Products – Manufacturing (Continued)
80,000	Universal
	Electronics, Inc.(a)	$4,315,200
		24,305,372
Consumer Services – 0.76%
442,500	DHI Group, Inc.(a)	3,363,000
		3,363,000
Electronic Equipment & Instruments – 1.05%
201,410	Bel Fuse, Inc.	4,134,947
11,605	SL Industries, Inc.(a)	481,956
		4,616,903
Energy & Related Services – 4.15%
525,790	DHT Holdings, Inc.	4,206,320
140,000	Matrix Service Co.(a)	3,075,800
146,900	Mitcham Industries,
	Inc.(a)	719,810
200,000	Newpark Resources,
	Inc.(a)	2,052,000
105,699	PHI, Inc.(a)	3,311,550
253,900	Renewable Energy
	Group, Inc.(a)	2,338,419
399,242	StealthGas, Inc.(a)	2,638,989
		18,342,888
Financial Services – 6.93%
1,019,454	Cowen Group, Inc.(a)	5,698,748
180,000	FBR & Co.(a)	3,862,800
600,000	Global Cash Access
	Holdings, Inc.(a)	4,440,000
180,583	Hennessy Advisors, Inc.	3,478,028
130,000	Liberty Tax, Inc.	3,601,000
225,814	Oppenheimer Holdings,
	Inc.	5,394,696
262,381	Silvercrest Asset
	Management Group,
	Inc. – Class A	4,090,520
		30,565,792
Food – 4.72%
400,000	Crimson Wine
	Group Ltd.(a)	3,720,000
350,000	Diversified Restaurant
	Holdings, Inc.(a)	1,277,500
142,955	Farmer Brothers Co.(a)	3,563,868
154,297	John B. Sanfilippo &
	Son, Inc.	8,024,987
298,400	Landec Corp.(a)	4,240,264
		20,826,619
Health Care Providers & Services – 1.44%
400,000	Five Star Quality
	Care, Inc.(a)	1,700,000
110,000	The Ensign Group, Inc.	4,632,100
		6,332,100
Industrial Goods – 2.07%
1,400,000	Hudson Technologies,
	Inc.(a)	5,852,000
100,000	Olympic Steel, Inc.	1,095,000
125,559	Schnitzer Steel
	Industries, Inc.	2,187,238
		9,134,238
Insurance – 4.99%
452,800	Atlas Financial
	Holdings, Inc.(a)	8,354,160
200,000	Baldwin & Lyons, Inc.	4,538,000
128,405	EMC Insurance
	Group, Inc.	4,447,949
281,300	United Insurance
	Holdings Corp.	4,678,019
		22,018,128
Leisure – 1.46%
900,000	Century Casinos, Inc.(a)	4,950,000
988,473	Full House Resorts,
	Inc.(a)(c)	1,482,710
		6,432,710
Medical Supplies & Services – 5.21%
219,037	Addus Homecare
	Corp.(a)	5,878,953
625,000	BioScrip, Inc.(a)	2,937,500
169,940	CryoLife, Inc.	1,733,388
199,172	Exactech, Inc.(a)	4,351,908
1,106,000	Liberator Medical
	Holdings, Inc.	3,118,920
400,000	Syneron Medical
	Ltd.(a)	4,944,000
		22,964,669
Oil & Gas – 1.67%
680,000	Abraxas Petroleum
	Corp.(a)	2,584,000
275,000	Hallador Energy Co.	3,159,750
650,000	Vaalco Energy, Inc.(a)	1,605,500
		7,349,250

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	April 30, 2015 (Unaudited)

Shares		Value

Retail – 4.13%
133,200	Big 5 Sporting
	Goods Corp.	$1,816,848
501,207	CafePress, Inc.(a)	2,064,973
499,100	Christopher &
	Banks Corp.(a)	2,964,654
198,050	Kirkland’s, Inc.(a)	4,701,707
307,100	Systemax, Inc.(a)	3,209,195
121,772	Weyco Group, Inc.	3,470,502
		18,227,879
Semiconductor Related Products – 6.49%
1,497,584	AXT, Inc.(a)	3,564,250
225,000	CyberOptics Corp.(a)	2,367,000
351,000	DSP Group, Inc.(a)	3,994,380
300,000	Integrated Silicon
	Solution, Inc.	5,565,000
138,300	PDF Solutions, Inc.(a)	2,499,081
600,000	Photronics, Inc.(a)	5,262,000
420,000	Rudolph Technologies,
	Inc.(a)	5,388,600
		28,640,311
Software – 3.59%
472,000	American Software,
	Inc. – Class A	4,583,120
1,969,733	iPass, Inc.(a)	2,363,680
144,100	Qumu Corp.(a)	1,990,021
100,000	VASCO Data Security
	International, Inc.(a)	2,542,000
1,019,720	Zix Corp.(a)	4,344,007
		15,822,828
Specialty Manufacturing – 7.16%
55,086	AEP Industries, Inc.(a)	2,759,808
289,526	Core Molding
	Technologies, Inc.(a)	6,334,829
110,800	Federal Signal Corp.	1,741,776
262,800	KVH Industries, Inc.(a)	3,545,172
77,200	L.B. Foster Co.	3,298,756
535,300	LSI Industries, Inc.	4,796,288
377,500	Manitex International,
	Inc.(a)	3,741,025
115,122	Northwest Pipe Co.(a)	2,790,557
100,000	Sparton Corp.(a)	2,577,000
		31,585,211
Telecommunications – 1.63%
2,077,000	Ceragon Networks
	Ltd.(a)	2,845,490
550,000	PC-Tel, Inc.	4,345,000
		7,190,490
	TOTAL COMMON
	STOCKS
	(Cost $316,367,595)	$405,691,347

	REAL ESTATE
	INVESTMENT TRUSTS – 3.77%
311,386	City Office Real Estate
	Investment Trust, Inc.	$4,019,993
375,895	Monmouth Real Estate
	Investment Corp. –
	Class A	3,882,996
295,812	Physicians Realty Trust	4,910,479
145,000	UMH Properties, Inc.	1,460,150
160,000	Whitestone Real Estate
	Investment Trust	2,352,000
	TOTAL REAL ESTATE
	INVESTMENT TRUSTS
	(Cost $12,975,888)	$16,625,618

Contracts	WARRANTS – 0.00%	Value

Insurance – 0.00%
	Imperial Holdings,
	Inc. Warrant
	Expiration: 10/06/2019,
	Exercise Price
	$10.75(a)(e)	$—
	TOTAL WARRANTS
	(Cost $0)	$—

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	April 30, 2015 (Unaudited)

Shares	SHORT TERM	Value
	INVESTMENTS – 4.01%
17,706,693	Fidelity Institutional
	Money Market Funds –
	Prime Money Market
	Portfolio, 0.09%(d)	$17,706,693
	TOTAL SHORT TERM
	INVESTMENTS
	(Cost $17,706,693)	$17,706,693
	Total Investments
	(Cost $347,050,176) –
	99.74%	$440,023,658
	Other Assets in Excess
	of Liabilities – 0.26%	1,128,645
	TOTAL NET ASSETS –
	100.00%	$441,152,303

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

(a)	Non-income producing security.
(b)
Security was purchased in a transaction exempt from registration in the U.S. under the Securities Act of 1933 (the “Act”) or was acquired in a private placement and, unless registered under the Act, may only be sold pursuant to exemption from registration and, in the case of a Rule 144A offering under the Act, may only be sold to “qualified institutional buyers.”  The market value of this security is $3,653,750 or 0.83% of the Fund’s net assets.  This security is deemed to be liquid.

(c)	Affiliated issuer. See Note 11 of the Notes to Financial Statements.
(d)	Variable rate security; the rate shown is the effective rate as of April 30, 2015.
(e)
The price for this security was derived from an estimate of fair market value using methods approved by the Fund’s Board of Directors. This security represents $0.00 or 0.00% of the Fund’s Net Assets.  This security is classified as Level 2 and was deemed to be illiquid.

The industry classifications listed above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments	April 30, 2015 (Unaudited)

Shares	COMMON STOCKS – 97.96%	Value

Aerospace & Defense – 1.52%
31,000	Air Industries
	Group, Inc.	$325,500
30,000	CPI Aerostructures,
	Inc.(a)	331,050
65,000	Kratos Defense & Security
	Solutions, Inc.(a)	355,550
		1,012,100
Air Transport – 0.58%
34,047	AeroCentury Corp.(a)	385,753
		385,753
Auto Parts & Equipment – 1.41%
120,000	Supreme Industries,
	Inc.	938,400
		938,400
Biotechnology – 0.94%
37,359	Trinity Biotech
	Plc – ADR	626,510
		626,510
Building Materials – 0.66%
98,209	Empire Resources, Inc.	438,012
		438,012
Business Services – 15.36%
625,547	Auxilio, Inc.(a)	713,124
290,000	DLH Holdings Corp.(a)	594,500
87,100	Edgewater Technology,
	Inc.(a)	614,055
167,000	Information Services
	Group, Inc.	656,310
220,500	Innodata Isogen,
	Inc.(a)	610,785
262,174	Intrusion, Inc.(a)	482,400
70,200	Newtek Business
	Services, Inc.	1,196,208
70,404	PC Mall, Inc.(a)	694,887
170,200	Professional Diversity
	Network, Inc.(a)	508,898
2,040,000	Quadrant 4 Systems
	Corp.(a)	994,602
70,000	RCM Technologies,
	Inc.	431,900
195,000	SmartPros Ltd.	351,000
51,953	Transcat, Inc.(a)	529,401
530,000	USA Technologies,
	Inc.(a)	1,590,000
180,000	WidePoint Corp.(a)	252,000
		10,220,070
Chemical & Related Products – 2.36%
389,510	Flexible Solutions
	International, Inc.(a)	553,104
36,000	Northern Technologies
	International Corp.(a)	623,520
61,300	TOR Minerals
	International, Inc.(a)	395,385
		1,572,009
Commercial Services & Supplies – 0.82%
70,000	General Finance
	Corp.(a)	543,200
		543,200
Computers & Electronics – 3.83%
256,293	ADDvantage Technologies
	Group, Inc.(a)	630,481
95,000	Concurrent Computer
	Corporation	579,500
110,000	Dot Hill Systems
	Corp.(a)	690,800
120,000	NAPCO Security
	Technologies, Inc.(a)	644,400
		2,545,181
Construction & Engineering – 3.09%
70,000	Gencor Industries,
	Inc.(a)	655,900
196,000	Hill International,
	Inc.(a)	754,600
45,436	Willdan Group, Inc.(a)	645,645
		2,056,145
Consumer Products – Distributing – 1.21%
278,700	FitLife Brands, Inc.(a)	487,725
200,000	US Auto Parts
	Network, Inc.(a)	320,000
		807,725
Consumer Products – Manufacturing – 3.82%
175,000	Charles & Colvard
	Ltd.(a)	224,000
61,767	Cherokee, Inc.	1,340,344
61,100	Crown Crafts, Inc.	490,022
45,000	Hardinge, Inc.	484,200
		2,538,566

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	April 30, 2015 (Unaudited)

Shares		Value

Consumer Services – 0.94%
65,103	Hackett Group, Inc.	$624,989
		624,989
Electronic Equipment & Instruments – 3.62%
419,708	AG&E Holdings, Inc.(a)	323,175
17,500	Allied Motion
	Technologies, Inc.	513,100
360,000	Iteris, Inc.(a)	637,200
50,000	Richardson
	Electronics Ltd.	444,000
120,000	Ultralife Corp.(a)	489,600
		2,407,075
Energy & Related Services – 2.88%
75,000	Dawson Geophysical
	Co.(a)	426,750
98,500	DHT Holdings, Inc.	788,000
270,000	Uranium Energy
	Corp.(a)	702,000
		1,916,750
Environmental Services – 1.04%
120,000	Fuel Tech, Inc.(a)	320,400
1,166,600	Metalico, Inc.(a)	372,845
		693,245
Financial Services – 7.71%
95,000	AMREP Corp.(a)	492,100
28,000	First Internet Bancorp	612,360
53,449	Hennessy Advisors, Inc.	1,029,428
50,000	HopFed Bancorp, Inc.	649,500
16,000	Liberty Tax, Inc.	443,200
55,000	Pacific Premier
	Bancorp(a)	861,300
350,000	TheStreet, Inc.	630,000
69,000	Xenith Bankshares,
	Inc.(a)	411,240
		5,129,128
Food – 3.56%
140,705	Diversified Restaurant
	Holdings, Inc.(a)	513,573
18,000	John B. Sanfilippo &
	Son, Inc.	936,180
141,627	Willamette Valley
	Vineyards, Inc.(a)	919,159
		2,368,912
Health Care Providers & Services – 0.59%
142,100	Celsion Corporation(a)	389,354
		389,354
Household Durables – 0.87%
35,000	LGI Homes, Inc.(a)	576,450
		576,450
Industrial Goods – 1.38%
219,900	Hudson Technologies,
	Inc.(a)	919,182
		919,182
Insurance – 4.49%
65,443	1347 Property Insurance
	Holdings, Inc.(a)	476,425
50,000	Atlas Financial
	Holdings, Inc.(a)	922,500
128,000	Kingstone
	Companies, Inc.	953,600
38,000	United Insurance
	Holdings Corp.	631,940
		2,984,465
Leisure – 4.98%
180,000	Century Casinos, Inc.(a)	990,000
300,000	Full House Resorts,
	Inc.(a)	450,000
1,534,825	Galaxy Gaming, Inc.(a)	429,751
37,344	Gaming Partners
	International Corp.(a)	413,772
400,000	Nevada Gold & Casinos,
	Inc.(a)	672,000
950,000	NTN Buzztime, Inc.(a)	361,000
		3,316,523
Medical Supplies & Services – 3.33%
27,000	Addus Homecare
	Corp.(a)	724,680
150,000	Allied Healthcare
	Products(a)	228,000
48,500	Birner Dental Management
	Services, Inc.	632,925
1,310,000	Hooper Holmes, Inc.(a)	628,800
		2,214,405
Motion Pictures – 1.47%
208,585	Ballantyne Strong,
	Inc.(a)	976,178
		976,178

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	April 30, 2015 (Unaudited)

Shares		Value

Oil & Gas – 1.40%
340,812	Deep Down, Inc.(a)	$221,528
139,400	Enservco Corp.(a)	248,132
40,000	Hallador Energy Co.	459,600
		929,260
Pharmaceuticals – 1.63%
146,582	Juniper Pharmaceuticals,
	Inc.(a)	1,081,775
		1,081,775
Semiconductor Related Products – 4.79%
349,100	AXT, Inc.(a)	830,858
37,800	CyberOptics Corp.(a)	397,656
97,500	DSP Group, Inc.(a)	1,109,550
172,000	inTEST Corp.(a)	849,680
		3,187,744
Software – 7.34%
161,800	ARI Network Services,
	Inc.(a)	514,524
126,883	Asure Software, Inc.(a)	685,168
230,000	BSquare Corp.(a)	970,600
106,108	Digital Turbine, Inc.(a)	385,172
75,000	Evolving Systems, Inc.	696,375
290,000	GlobalSCAPE, Inc.	986,000
540,000	iPass, Inc.(a)	648,000
		4,885,839
Specialty Manufacturing – 9.36%
40,000	CECO Environmental
	Corp.	471,600
183,400	CTI Industries Corp.(a)(d)	716,177
177,000	Data I/O Corp.(a)	610,650
62,500	Friedman Industries	401,938
25,000	Hurco Companies, Inc.	809,000
44,000	KVH Industries, Inc.(a)	593,560
190,000	Orbit International
	Corp.(a)	562,400
98,900	Pioneer Power
	Solutions, Inc.(a)	820,870
50,000	Tecnoglass, Inc.(a)	575,000
166,667	Worldwide Energy &
	Manufacturing USA, Inc.
	(Acquired 1/26/2010,
	Cost $749,997)(a)(b)(c)	—
46,183	Worldwide Energy &
	Manufacturing USA,
	Inc.(a)(c)	—
107,000	Xplore Technologies
	Corp.(a)	668,750
		6,229,945
Telecommunications – 0.98%
660,000	Mobivity Holdings Corp.
	(Acquired 3/11/2014,
	Cost $660,000)(a)(b)	660,000
		660,000
	TOTAL COMMON
	STOCKS
	(Cost $56,983,504)	$65,174,890

Contracts	WARRANTS – 0.00%	Value

Electronic Equipment & Instruments
249,000	The LGL Group, Inc. Warrant
	Expiration: 8/6/2018,
	Exercise Price:
	$7.50(a)	$2,241
Telecommunications
165,000	Mobivity Holdings Corp.
	Warrant (Acquired
	3/11/2014, Cost $0)
	Expiration: 3/12/2019,
	Exercise Price
	$1.20(a)(b)(c)	—
Oil & Gas
35,625	American Standard Energy
	Corp. Warrant A (Acquired
	2/24/2011, Cost $0)
	Expiration: 2/1/2016,
	Exercise Price:
	$5.00(a)(b)(c)	—
35,625	American Standard Energy
	Corp. Warrant B (Acquired
	2/24/2011, Cost $0)
	Expiration: 2/1/2016,
	Exercise Price:
	$6.50(a)(b)(c)	—
	TOTAL WARRANTS
	(Cost $346,104)	$2,241

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	April 30, 2015 (Unaudited)

Shares	SHORT TERM	Value
	INVESTMENTS – 2.02%
1,341,391	Fidelity Institutional
	Money Market Funds –
	Prime Money Market
	Portfolio, 0.09%(e)	$1,341,391
	TOTAL SHORT TERM
	INVESTMENTS
	(Cost $1,341,391)	$1,341,391
	Total Investments
	(Cost $58,670,999) –
	99.98%	$66,518,522
	Other Assets in Excess
	of Liabilities – 0.02%	13,406
	TOTAL NET ASSETS –
	100.00%	$66,531,928

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

(a)	Non-income producing security.
(b)
Security was purchased in a transaction exempt from registration in the U.S. under the Securities Act of 1933 (the “Act”) or was acquired in a private placement and, unless registered under the Act, may only be sold pursuant to exemption from registration and, in the case of a Rule 144A offering under the Act, may only be sold to “qualified institutional buyers.”  The market value of these securities totals $660,000 or 0.99% of the Fund’s net assets.  Of these securities, $660,000 or 0.99% of the Fund’s Net Assets were deemed to be illiquid.

(c)
The price for this security was derived from an estimate of fair market value using methods approved by the Fund’s Board of Directors. These securities represent $0 or 0.00% of the Fund’s Net Assets.  With the exception of Worldwide Energy & Manufacturing USA, Inc. (“WEMU”), these securities were classified as Level 2.  WEMU was classified as a Level 3 security and was deemed to be illiquid.

(d)	Affiliated issuer: See Note 11 of the Notes to Financial Statements.
(e)	Variable rate security; the rate shown is the effective rate as of April 30, 2015.

The industry classifications listed above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Low Priced Stock Fund

Schedule of Investments	April 30, 2015 (Unaudited)

Shares	COMMON STOCKS – 88.47%	Value

Aerospace & Defense – 1.22%
3,000	Air Industries
	Group, Inc.	$31,500
		31,500
Air Transport – 5.17%
2,600	Hawaiian Holdings,
	Inc.(a)	60,008
3,600	JetBlue Airways Corp.(a)	73,908
		133,916
Business Services – 3.48%
2,000	Graphic Packaging
	Holding Co.	28,200
5,500	Information Services
	Group, Inc.	21,615
3,400	RCM Technologies, Inc.	20,978
1,100	Steelcase, Inc.	19,327
		90,120
Chemical & Related Products – 0.83%
1,800	Trecora Resources(a)	21,600
		21,600
Commercial Banks – 6.72%
1,500	Investors Bancorp, Inc.	17,760
2,800	Meridian Bancorp, Inc.(a)	35,980
2,700	TowneBank	44,685
2,000	Triumph Bancorp, Inc.(a)	26,840
5,100	United Community
	Financial Corp.	27,489
1,500	Veritex Holdings, Inc.(a)	21,735
		174,489
Commercial Services & Supplies – 0.82%
2,700	ACCO Brands Corp.(a)	21,249
		21,249
Communications Equipment – 6.96%
4,000	ClearOne, Inc.	50,760
6,200	Mitel Networks Corp.(a)	57,598
950	Qorvo, Inc.(a)	62,615
800	Ruckus Wireless, Inc.(a)	9,344
		180,317
Computers & Electronics – 2.22%
5,100	Brocade Communications
	Systems, Inc.	57,630
		57,630
Construction & Engineering – 3.46%
4,300	Gencor Industries,
	Inc.(a)	40,291
6,600	TRC Companies, Inc.(a)	49,302
		89,593
Consumer Products – Manufacturing – 2.90%
3,000	Crown Crafts, Inc.	24,060
2,000	Mercer International,
	Inc.(a)	28,600
1,600	MGP Ingredients, Inc.	22,464
		75,124
Consumer Services – 2.25%
3,400	TravelCenters of
	America LLC(a)	58,412
		58,412
Electronic Equipment & Instruments – 5.27%
500	Allied Motion
	Technologies, Inc.	14,660
3,100	Daktronics, Inc.	33,263
3,500	Orbotech Ltd.(a)	62,825
2,800	TTM Technologies,
	Inc.(a)	26,180
		136,928
Energy & Related Services – 2.81%
2,300	Newpark Resources,
	Inc.(a)	23,598
1,000	Renewable Energy
	Group, Inc.(a)	9,210
4,300	Scorpio Tankers, Inc.	40,162
		72,970
Financial Services – 5.36%
3,300	Cowen Group, Inc.(a)	18,447
1,800	Hallmark Financial
	Services, Inc.(a)	19,944
2,200	Janus Capital Group, Inc.	39,380
11,300	Ladenburg Thalmann
	Financial Services(a)	38,081
2,500	Pzena Investment
	Management, Inc.	23,000
		138,852
Health Care Providers & Services – 1.35%
2,400	Select Medical
	Holdings Corp.	34,920
		34,920

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Low Priced Stock Fund

Schedule of Investments (Continued)	April 30, 2015 (Unaudited)

Shares		Value

Insurance – 2.97%
2,700	Atlas Financial Holdings,
	Inc.(a)	$49,815
1,600	CNO Financial
	Group, Inc.	27,200
		77,015
Leisure – 2.47%
1,900	Nautilus, Inc.(a)	31,939
2,400	Reading International,
	Inc.(a)	31,968
		63,907
Medical Supplies & Services – 5.71%
2,000	AMN Healthcare
	Services, Inc.(a)	45,620
9,595	Digirad Corp.	40,395
3,200	Merit Medical Systems,
	Inc.(a)	62,112
		148,127
Oil & Gas – 3.91%
4,300	Aegean Marine Petroleum
	Network, Inc.	65,360
4,800	Star Gas Partners LP	36,000
		101,360
Pharmaceuticals – 2.47%
800	Cambrex Corp.(a)	30,792
4,500	Juniper Pharmaceuticals,
	Inc.(a)	33,210
		64,002
Retail – 2.48%
3,400	1-800-Flowers.com,
	Inc.(a)	35,938
2,400	Stein Mart, Inc.	28,392
		64,330
Semiconductor Related Products – 5.71%
3,500	Cascade Microtech,
	Inc.(a)	46,410
2,300	Entegris, Inc.(a)	30,613
5,300	inTEST Corp.(a)	26,182
2,500	Photronics, Inc.(a)	21,925
1,800	Vishay Intertechnology,
	Inc.	22,824
		147,954
Software – 3.09%
3,000	American Software,
	Inc.	29,130
1,800	Lifelock, Inc.(a)	26,298
5,800	Zix Corp.(a)	24,708
		80,136
Specialty Manufacturing – 5.89%
1,600	Core Molding
	Technologies, Inc.(a)	35,008
1,300	Federal Signal Corp.	20,436
5,000	Mueller Water
	Products, Inc.	46,800
3,600	Wabash National
	Corp.(a)	50,472
		152,716
Telecommunications – 1.27%
1,947	Harmonic, Inc.(a)	13,648
2,700	RR Media Ltd.	19,278
		32,926
Transportation – 1.68%
8,200	Radiant Logistics,
	Inc.(a)	43,460
		43,460
	TOTAL COMMON
	STOCKS
	(Cost $2,058,116)	$2,293,553

	REAL ESTATE
	INVESTMENT TRUSTS – 2.19%
1,600	Diamondrock
	Hospitality Co.	$21,696
2,500	Medical Properties
	Trust, Inc.	34,950
	TOTAL REAL ESTATE
	INVESTMENT TRUSTS
	(Cost $53,618)	$56,646

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Low Priced Stock Fund

Schedule of Investments (Continued)	April 30, 2015 (Unaudited)

Shares	SHORT TERM	Value
	INVESTMENTS – 9.42%
244,240	Fidelity Institutional
	Money Market Funds –
	Prime Money Market
	Portfolio, 0.09%(b)	$244,240
	TOTAL SHORT TERM
	INVESTMENTS
	(Cost $244,240)	$244,240
	Total Investments
	(Cost $2,355,974) –
	100.08%	$2,594,439
	Liabilities in Excess
	of Other Assets –
	(0.08)%	(1,942)
	TOTAL NET ASSETS –
	100.00%	$2,592,497

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Variable rate security; the rate shown is the effective rate as of April 30, 2015.

The industry classifications listed above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Funds, Inc.

Statements of Assets and Liabilities

April 30, 2015 (Unaudited)

	Perritt MicroCap	Perritt Ultra	Perritt Low
	Opportunities Fund	MicroCap Fund	Priced Stock Fund
Assets:
Investments at value
Unaffiliated issuers	$438,540,948	$65,802,345	$2,594,439
Affiliated issuers	1,482,710	716,177	—
Receivable for investments sold	1,619,631	279,336	—
Receivable for fund shares issued	209,144	23,462	17,500
Dividends and interest receivable	217,312	2,324	672
Prepaid expenses	39,933	11,732	13,046
Due from Advisor	—	—	—
Total Assets	442,109,678	66,835,376	2,625,657
Liabilities:
Payable for investments purchased	200,162	5,001	5,329
Payable for fund shares purchased	277,112	191,054	—
Payable to Officers & Directors	325	325	—
Payable to Advisor	368,114	69,968	15,370
Accrued expenses & other liabilities	111,662	37,100	12,461
Total Liabilities	957,375	303,448	33,160
Net Assets	$441,152,303	$66,531,928	$2,592,497
Net Assets Consist of:
Capital Stock	$334,761,684	$58,186,148	$2,398,557
Accumulated undistributed
net investment income (loss)	(1,649,352)	(1,149,860)	13,704
Accumulated undistributed net realized
income (loss) on investments sold	15,066,489	1,648,117	(58,229)
Net unrealized appreciation
on investments	92,973,482	7,847,523	238,465
Total Net Assets	$441,152,303	$66,531,928	$2,592,497
Capital Stock, $0.0001 par value
Authorized	100,000,000	100,000,000	100,000,000
Outstanding	12,917,984	4,499,442	163,843
Net Assets	$441,152,303	$66,531,928	$2,592,497
Net asset value and
offering price per share	$34.15	$14.79	$15.82
Cost of Investments
Unaffiliated issuers	$343,868,619	$57,643,010	$2,355,974
Affiliated issuers	3,181,557	1,027,989	—

The accompanying notes to financial statements are an integral part of these statements.

Perritt Funds, Inc.

Statements of Operations

For the Six Months Ended April 30, 2015 (Unaudited)

	Perritt MicroCap	Perritt Ultra	Perritt Low
	Opportunities Fund	MicroCap Fund	Priced Stock Fund
Investment Income:
Unaffiliated Dividend Income	$3,417,098	$434,581	$30,199
Less: Foreign taxes withheld
and issuance fees	—	—	(94)
Interest income	3,740	224	76
Total investment income	3,420,838	434,805	30,181
Expenses:
Investment advisory fee	2,216,197	415,900	11,118
Shareholder servicing	185,483	49,125	7,967
Administration fee	87,317	13,319	734
Fund accounting expenses	49,771	9,496	1,808
Officer & directors’ fees & expenses	24,890	24,890	14,667
Federal & state registration fees	19,105	19,813	14,606
Printing & Mailing fees	18,611	8,188	3,206
Professional fees	18,411	17,413	14,589
Custodian fees	14,564	4,265	983
Other expense	8,309	2,486	906
Interest expense	—	3,999	—
Total expenses	2,642,658	568,894	70,584
Less contractual waiver	—	—	(39,440)
Less voluntary waiver	—	—	(14,667)
Total expenses net of waivers	2,642,658	568,894	16,477
Net investment income (loss)	778,180	(134,089)	13,704
Realized and Unrealized
Gain on Investments:
Net realized gain on unaffiliated
investments from sales	15,113,043	1,665,279	43,517
Change in unrealized appreciation
(depreciation) on investments	(8,198,738)	(230,565)	185,381
Net realized and unrealized
gain on investments	6,914,305	1,434,714	228,898
Net increase in net assets
resulting from operations	$7,692,485	$1,300,625	$242,602

The accompanying notes to financial statements are an integral part of these statements.

Perritt MicroCap Opportunities Fund

Statements of Changes in Net Assets

	For the Six
	Months Ended	For the
	April 30, 2015	Year Ended
	(Unaudited)	October 31, 2014
Operations:
Net investment income (loss)	$778,180	$(2,389,728)
Net realized gain on investments	15,113,043	30,967,849
Change in unrealized depreciation on investments	(8,198,738)	(928,749)
Net increase in net assets resulting from operations	7,692,485	27,649,372
Dividends and Distributions to Shareholders:
Net realized gains	(31,028,153)	(43,420,318)
Total dividends and distributions	(31,028,153)	(43,420,318)
Capital Share Transactions:
Proceeds from shares issued	30,595,777	84,350,465
Reinvestment of distributions	28,912,587	40,439,455
Cost of shares redeemed	(57,753,695)	(109,819,002)
Redemption fees	17,192	46,675
Net increase in net assets from capital share transactions	1,771,861	15,017,593
Total Decrease in Net Assets	(21,563,807)	(753,353)
Net Assets
Beginning of the period	462,716,110	463,469,463
End of the period	$441,152,303	$462,716,110
Accumulated undistributed net investment loss	$(1,649,352)	$(2,427,532)
Capital Share Transactions:
Shares sold	906,367	2,340,033
Shares issued on reinvestment of distributions	872,438	1,185,213
Shares redeemed	(1,713,536)	(3,071,883)
Net increase from capital share transactions	65,269	453,363

The accompanying notes to financial statements are an integral part of these statements.

Perritt Ultra MicroCap Fund

Statements of Changes in Net Assets

	For the Six
	Months Ended	For the
	April 30, 2015	Year Ended
	(Unaudited)	October 31, 2014
Operations:
Net investment loss	$(134,089)	$(1,119,263)
Net realized gain on investments	1,665,279	9,728,345
Change in unrealized depreciation on investments	(230,565)	(4,289,335)
Net increase in net assets resulting from operations	1,300,625	4,319,747
Dividends and Distributions to Shareholders:
Net realized gains	(9,199,946)	(2,070,525)
Total dividends and distributions	(9,199,946)	(2,070,525)
Capital Share Transactions:
Proceeds from shares issued	11,488,412	81,046,493
Reinvestment of distributions	8,580,440	1,974,026
Cost of shares redeemed	(13,237,501)	(99,831,983)
Redemption fees	29,323	133,121
Net increase (decrease) in net assets from
capital share transactions	6,860,674	(16,678,343)
Total Decrease in Net Assets	(1,038,647)	(14,429,121)
Net Assets
Beginning of the period	67,570,575	81,999,696
End of the period	$66,531,928	$67,570,575
Accumulated undistributed net investment loss	$(1,149,860)	$(1,015,771)
Capital Share Transactions:
Shares sold	780,511	4,586,672
Shares issued on reinvestment of distributions	590,127	122,080
Shares redeemed	(896,242)	(5,736,409)
Net increase (decrease) from capital share transactions	474,396	(1,027,657)

The accompanying notes to financial statements are an integral part of this statement.

Perritt Low Priced Stock Fund

Statements of Changes in Net Assets

	For the Six	For the Period
	Months Ended	February 28, 20141
	April 30, 2015	through
	(Unaudited)	October 31, 2014
Operations:
Net investment income (loss)	$13,704	$(8,531)
Net realized gain (loss) on investments	43,517	(144,117)
Change in unrealized appreciation on investments	185,381	53,084
Net increase (decrease) in net assets resulting from operations	242,602	(99,564)
Capital Share Transactions:
Proceeds from shares issued	453,165	2,147,565
Proceeds from shares issued from transfer in-kind (Note 12)	—	161,915
Cost of shares redeemed	(192,822)	(120,393)
Redemption fees	—	29
Net increase in net assets from capital share transactions	260,343	2,189,116
Total Increase in Net Assets	502,945	2,089,552
Net Assets
Beginning of the period	2,089,552	—
End of the period	$2,592,497	$2,089,552
Accumulated undistributed net investment income	$13,704	$—
Capital Share Transactions:
Shares sold	29,575	145,161
Shares issued from transfer in-kind (Note 12)	—	10,794
Shares redeemed	(13,384)	(8,303)
Net increase from capital share transactions	16,191	147,652

1	Commencement of operations.

The accompanying notes to financial statements are an integral part of this statement.

Perritt MicroCap Opportunities Fund

Financial Highlights

For a Fund share outstanding throughout the period

For the
Period Ended
April 30,	For the Years Ended October 31,
2015	2014	2013	2012	2011	2010
(Unaudited)

Net asset value, beginning of period	$36.00	$37.38	$26.47	$23.43	$24.52	$19.83
Income (loss) from investment operations:
Net investment income (loss)2	0.06	(0.18)	(0.06)	0.10	(0.11)	(0.15)
Net realized and unrealized
gain (loss) on investments	0.51	2.29	11.21	2.94	(0.98)	4.84
Total from investment operations	0.57	2.11	11.15	3.04	(1.09)	4.69
Less dividends and distributions:
From net investment income	—	—	(0.24)	—	—	—
Distributions from net realized gains	(2.42)	(3.49)	—	—	—	—
Total dividends and distributions	(2.42)	(3.49)	(0.24)	—	—	—
Redemption fees2	—	3	—	3	—	3	—	3	—	3	—	3
Net asset value, end of period	$34.15	$36.00	$37.38	$26.47	$23.43	$24.52
Total return1	1.79	%5	6.17%	42.46%	12.97%	(4.45%)	23.59%
Supplemental data and ratios:
Net assets, end of period
(in thousands)	$441,152	$462,716	$463,469	$308,241	$337,975	$371,998
Ratio of net expenses to
average net assets	1.19	%4	1.19%	1.22%	1.26%	1.22%	1.27%
Ratio of net investment income (loss)
to average net assets	0.35	%4	(0.51%)	(0.20%)	0.38%	(0.42%)	(0.67%)
Portfolio turnover rate	13.3	%5	29.1%	41.4%	14.0%	25.4%	41.5%

1	Total return reflects reinvested dividends but does not reflect the impact of taxes.
2	Net investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the period.
3	Amount is less than $0.01 per share.
4	Annualized.
5	Not Annualized.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Financial Highlights

For a Fund share outstanding throughout the period

	For the
	Period Ended
	April 30,		For the Years Ended October 31,
	2015		2014	2013		2012		2011	2010
	(Unaudited)

Net asset value, beginning of period	$16.79		$16.23	$11.50		$10.90		$11.10	$8.14
Income (loss) from investment operations:
Net investment loss2	(0.03)		(0.19)	(0.15)		(0.06)		(0.15)	(0.06)
Net realized and unrealized
gain (loss) on investments	0.31		1.12	4.88		0.66		(0.06)	3.02
Total from investment operations	0.28		0.93	4.73		0.60		(0.21)	2.96
Less dividends and distributions:
Distributions from net realized gains	(2.29)		(0.39)	—		—		—	—
Total dividends and distributions	(2.29)		(0.39)	—		—		—	—
Redemption fees2	0.01		0.02	—	3	—	3	0.01	—	3
Net asset value, end of period	$14.79		$16.79	$16.23		$11.50		$10.90	$11.10
Total return1	1.93	%5	5.96%	41.13%		5.50%		(1.80%)	36.36%
Supplemental data and ratios:
Net assets, end of period
(in thousands)	$66,532		$67,571	$82,000		$48,577		$63,290	$96,532
Ratio of net expenses to
average net assets	1.71	%4	1.56%	1.75%		1.85%		1.65%	1.72%
Ratio of net investment loss to
average net assets	(0.40	%)4	(1.06%)	(1.14%)		(0.56%)		(1.11%)	(0.57%)
Portfolio turnover rate	11.9	%5	64.2%	33.9%		14.6%		17.9%	29.0%

1	Total return reflects reinvested dividends but does not reflect the impact of taxes.
2	Net investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the period.
3	Amount is less than $0.01 per share.
4	Annualized.
5	Not Annualized.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Low Priced Stock Fund

Financial Highlights

For a Fund share outstanding throughout the period

			For the
			Period From
	For the		February 28, 20145
	Period Ended		to
	April 30,		October 31,
	2015		2014
	(Unaudited)
Net asset value, beginning of period	$14.15		$15.00
Income (loss) from investment operations:
Net investment income (loss)2	0.09		(0.06)
Net realized and unrealized gain (loss) on investments	1.58		(0.79)
Total from investment operations	1.67		(0.85)
Redemption fees2	—		—	7
Net asset value, end of period	$15.82		$14.15
Total return1	11.80	%4	(5.67	%)6
Supplemental data and ratios:
Net assets, end of period (in thousands)	$2,592		$2,090
Ratio of net expenses to average net assets3	1.50%		1.50%
Ratio of net investment income (loss)
to average net assets3	1.21%		(0.67%)
Ratio of expenses (prior to reimbursement)
to average net assets3	5.03%		7.15%
Ratio of net investment loss (prior to reimbursement)
to average net assets3	(2.32%)		(6.32%)
Portfolio turnover rate4	20.8%		49.0%

1	Total return reflects reinvested dividends but does not reflect the impact of taxes.
2	Net investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the period.
3	Annualized.
4	Not Annualized.
5	Commencement of operations.
6	The total return figure is the since inception return for the Fund which commenced operations on February 28, 2014.
7	Amount is less than $0.01 per share.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited)

April 30, 2015

1.	Organization

Perritt Funds, Inc. (the “Corporation”) was organized on March 19, 2004 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company, with each series below being a diversified fund.  The Corporation currently consists of the following series:  Perritt MicroCap Opportunities Fund (“MicroCap Fund”), Perritt Ultra MicroCap Fund (“Ultra MicroCap Fund”) and Perritt Low Priced Stock Fund (“Low Priced Stock Fund”) (each, a “Fund,” and collectively, the “Funds”).  Perritt MicroCap Opportunities Fund, Inc., the predecessor to the MicroCap Fund, commenced operations on April 11, 1988.  As part of a plan of reorganization, on February 28, 2013, Perritt MicroCap Opportunities Fund, Inc. merged into the MicroCap Fund, a series within the Corporation.  The Perritt Low Priced Stock Fund commenced operations on February 28, 2014.

2.	Summary of Significant Accounting Policies

a.
Exchange-listed securities are generally valued at the last sales price reported by the principal security exchange on which the security is traded, or if no sale is reported, the mean between the latest bid and ask price unless the Funds’ investment advisor believes that the mean does not represent a fair value, in which case the securities are fair valued as set forth below.  Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price.  Demand notes, commercial paper, U.S. Treasury Bills and warrants are stated at fair value using market prices if available, or a pricing service when such prices are believed to reflect fair value.  Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Funds’ advisor under procedures established by and under the supervision of the Board of Directors of the Funds.  The Funds’ fair value procedures allow for the use of certain methods performed by the Funds’ advisor to value those securities for which market quotations are not readily available, at a price that a Fund might reasonably expect to receive upon a sale of such securities.  For example, these methods may be based on a multiple of earnings, or a discount from market of a similar freely traded security, or a yield to maturity with respect to debt issues, or a combination of these and other methods.

b.	Net realized gains and losses on securities are computed using the first-in, first-out method.
c.
Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis.  Withholding taxes on foreign dividends and capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Distributions received from real estate investment trusts (“REITs”) are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution.  Return of capital distributions received from REIT securities are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security.  Investment and shareholder transactions are recorded on the trade date.

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

d.
Each Fund is charged for those expenses that are directly attributable to it.  Expenses that are not readily identifiable to a specific Fund are generally allocated among the Funds in proportion to the relative net assets of the Funds.

e.
Provision has not been made for federal income tax since the Funds have each elected to be taxed as a “regulated investment company” and intend to distribute substantially all income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

f.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.
g.
Dividends from net investment income and net realized capital gains, if any, are declared and paid annually.  Distributions to shareholders are recorded on the ex-dividend date.  The Funds may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from GAAP.  The MicroCap Fund has reclassified the components of its capital accounts for the year ended October 31, 2014 by decreasing paid-in capital by $2,118,042, decreasing accumulated net investment loss by $2,102,094 and increasing accumulated net realized gain by $15,948.  The Ultra MicroCap Fund has reclassified the components of its capital accounts for the year ended October 31, 2014 by decreasing paid-in capital by $414,198, decreasing accumulated net investment loss by $941,076 and decreasing accumulated net realized gain by $526,878.  The Low Priced Stock Fund has reclassified the components of its capital accounts for the period ended October 31, 2014 by decreasing paid-in capital by $50,902, decreasing accumulated net investment loss by $8,531 and decreasing accumulated net realized loss by $42,371.

h.
As of and during the six months ended April 30, 2015, the Funds did not have a liability for any unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations.  During the six months ended April 30, 2015, the Funds did not incur any interest or penalties.  The Funds are not subject to examination by U.S. federal tax authorities for any tax years before 2010.

3.	Security Valuation

GAAP establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  GAAP also requires additional disclosures about the various inputs used to develop the measurements of fair value.  These inputs are summarized in the three broad levels listed below:

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

• Level 1 –	Quoted prices in active markets for identical securities.
• Level 2 –	Other significant observable inputs (including quoted prices for similar securities or the identical security on an inactive market, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 –	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ net assets as of April 30, 2015:

Perritt MicroCap Opportunities Fund
Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$66,546,712	$—	$—	$66,546,712
Consumer Staples	28,537,239	—	—	28,537,239
Energy	25,692,138	—	—	25,692,138
Financial	71,918,336	—	—	71,918,336
Health Care	31,462,950	—	—	31,462,950
Industrials	68,868,845	3,557,739	—	72,426,584
Information Technology	81,008,026	2,367,000	—	83,375,026
Materials	25,732,362	—	—	25,732,362
Total Common Stocks	399,766,608	5,924,739	—	405,691,347
Real Estate Investment Trusts	16,625,618	—	—	16,625,618
Warrants
Financial	—	0	—	—
Total Warrants	—	—	—	—
Short Term Investments	17,706,693	—	—	17,706,693
Total Investments
in Securities	$434,098,919	$5,924,739	$—	$440,023,658

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Perritt Ultra MicroCap Fund
Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$8,523,465	$716,177	$—	$9,239,642
Consumer Staples	2,343,064	—	—	2,343,064
Energy	2,846,010	—	0	2,846,010
Financial	6,790,901	953,600	—	7,744,501
Health Care	5,025,168	—	—	5,025,168
Industrials	11,905,506	1,630,203	—	13,535,709
Information Technology	21,494,193	397,656	—	21,891,849
Materials	2,548,947	—	—	2,548,947
Total Common Stocks	61,477,254	3,697,636	—	65,174,890
Warrants
Energy	—	0	—	—
Information Technology	2,241	0	—	2,241
Total Warrants	2,241	—	—	2,241
Short Term Investments	1,341,391	—	—	1,341,391
Total Investments
in Securities	$62,820,886	$3,697,636	$—	$66,518,522

Perritt Low Priced Stock Fund
Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$256,285	$—	$—	$256,285
Consumer Staples	22,464	—	—	22,464
Energy	138,330	—	—	138,330
Financial	390,356	—	—	390,356
Health Care	247,049	—	—	247,049
Industrials	492,391	—	—	492,391
Information Technology	597,270	—	—	597,270
Materials	113,408	—	—	113,408
Utilities	36,000	—	—	36,000
Total Common Stocks	2,293,553	—	—	2,293,553
Real Estate Investment Trusts	56,646	—	—	56,646
Short Term Investments	244,240	—	—	244,240
Total Investments
in Securities	$2,594,439	$—	$—	$2,594,439

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.
Below are the transfers into or out of Levels 1 and 2 for the Funds. It is the Funds’ policy to record transfers using fair values measured at the end of the reporting period.

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

	MicroCap	Ultra MicroCap	Low Priced
	Fund	Fund	Stock Fund
Transfers into Level 1	$—	$—	$—
Transfers out of Level 1	5,924,739	3,697,636	—
Net Transfers in/out of Level 1	$(5,924,739)	$(3,697,636)	$—

Transfers into Level 2	$5,924,739	$3,697,636	$—
Transfers out of Level 2	—	—	—
Net Transfers in/out of Level 2	$5,924,739	$3,697,636	$—

The securities transferred from Level 1 to Level 2 were transferred due to those securities not trading on the last day of the reporting period.

As of April 30, 2015, the MicroCap Fund and the Low Priced Stock Fund did not hold any Level 3 securities.  As of April 30, 2015, the value of the Ultra MicroCap Fund’s Level 3 security was $0.  As there is no active market for this Level 3 security, the value is being derived from the following: restructuring framework presented by the issuer and its dilutive impact on common equity, general market conditions and other information and analysis.  If the financial condition of this company was to deteriorate, or if market comparables were to fall, the value of this common stock would be lower.

Below is a reconciliation that details the activity of the Level 3 securities held in the Ultra MicroCap Fund during the six months ended April 30, 2015:

Ultra MicroCap Fund
Beginning Balance – November 1, 2014	$35,000
Purchases	—
Sales	—
Transfers into level 3	—
Transfers out of level 3	—
Realized losses	35,000
Change in unrealized gains	—
Ending Balance – April 30, 2015	$0

The following table presents information about unobservable inputs related to the Fund’s categories of Level 3 investments as of April 30, 2015.

	Fair Value at	Valuation	Unobservable
	4/30/15	Techniques	Inputs	Ranges
Equity Security	$0.00	Intrinsic Value	Restructuring Plan	N/A

4.	Investment Advisory Agreement

For each Fund, the Corporation entered into an investment advisory agreement (collectively, the “Agreements”) with Perritt Capital Management, Inc. (the “Advisor”), with whom certain officers and directors of the Corporation are affiliated, to furnish investment advisory services to that Funds.  Under the terms of the Agreements, the MicroCap Fund and the Low Priced Stock Fund pay the Advisor a monthly fee at the annual rate of 1% of the Fund’s daily average net assets, and the Ultra MicroCap Fund pays the Advisor a monthly fee

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

equal to 1.25% of its daily average net assets less than or equal to $100 million; 1.00% with respect to daily average net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to daily average net assets in excess of $200 million.  At April 30, 2015, the MicroCap Fund, Ultra MicroCap Fund and Low Priced Stock Fund had fees due to the Advisor of $368,114, $69,968 and $15,370, respectively.  For the period ended April 30, 2015, the MicroCap Fund, Ultra MicroCap Fund and Low Priced Stock Fund had incurred advisory fees of $2,216,197, $415,900 and $11,118, respectively.

With regards to the Low Priced Stock Fund, the investment adviser has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.50%.  This arrangement cannot be terminated prior to February 28, 2016 without the consent of the Board of Directors.  The investment adviser is permitted to recapture amounts waived and/or reimbursed within three years after the fiscal year in which the adviser earned the fee or incurred the expense if the total annual operating expenses have fallen to a level below the limit described above.  Additionally, the investment advisor has voluntarily waived any salaries and fees of all officers and directors of the Low Priced Stock Fund during its first year of operations and will continue to do so until February 28, 2016.  The salaries and fees waived by the investment advisor for the six months ended April 30, 2015 were $14,667 and are not eligible for recapture.  Voluntary expense waivers may be discontinued at any time.

For the six months ended April 30, 2015, the Advisor waived expenses and/or reimbursed the Low Priced Stock Fund $39,440.  For the period ended October 31, 2014, the Advisor waived expenses and/or reimbursed the Low Priced Stock Fund $71,859, which is eligible for recapture through October 31, 2017.

The Advisor manages the Funds’ investments subject to the supervision of the Funds’ Board of Directors.  The Advisor is responsible for investment decisions and supplies investment research and portfolio management. Under the Agreements, the Advisor, at its own expense and without reimbursement from the Funds, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Funds and maintaining their organization, will pay the salaries and fees of all officers and directors of the Funds (except the Chief Compliance Officer’s salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Funds.

5.	Investment Transactions
Purchases and sales of securities, excluding short-term investments, for the six months ended April 30, 2015, were as follows:

	Purchases		Sales
	U.S.		U.S.
	Governments	Other	Governments	Other
MicroCap Fund	$—	$55,111,374	$—	$74,576,348
Ultra MicroCap Fund	$—	$7,826,360	$—	$9,861,580
Low Priced Stock Fund	$—	$644,825	$—	$428,588

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

6.	Federal Income Tax Matters
As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:

	MicroCap	Ultra MicroCap	Low Priced
	Fund	Fund	Stock Fund
Cost of investments for tax purposes	$363,094,953	$59,905,334	$2,142,282
Gross tax unrealized appreciation	133,371,335	16,215,761	158,709
Gross tax unrealized depreciation	(32,245,707)	(8,155,567)	(84,344)
Net unrealized appreciation
on investments	101,125,628	8,060,194	74,365
Distributable ordinary income	—	—	—
Distributable long-term capital gains	31,028,191	9,200,678	—
Total distributable earnings	31,028,191	9,200,678	—
Other accumulated losses	(2,427,532)	(1,015,771)	(123,027)
Total accumulated earnings	$129,726,287	$16,245,101	$(48,662)

The difference between book and tax basis distributable earnings is primarily related to the deferral of losses on wash sales.
At October 31, 2014, the MicroCap Fund and Ultra MicroCap Fund deferred, on a tax basis, and late year ordinary losses of $2,427,532 and $1,015,771, respectively.
The tax composition of distributions paid during the periods ended October 31, 2014 and 2013 were as follows:

	Ordinary Income		Long-term Capital Gains
	2014	2013	2014	2013
MicroCap Fund	$1,411,878	$2,669,596	$42,008,440	$—
Ultra MicroCap Fund	—	—	2,070,525	—
Low Priced Stock Fund	—	N/A	—	N/A

On November 18, 2014, the MicroCap Fund paid long-term capital gains distributions of $2.41959 per share, and the Ultra MicroCap Fund paid long-term capital gains distributions of $2.28554 per share. The Low Priced Stock Fund did not have a distribution.

As of October 31, 2014, the Low Priced Stock Fund had short-term capital losses of $123,027, which have no expiration date.
7.	Restricted Securities

The Funds may own investment securities which are unregistered and thus restricted as to resale.  These securities are valued by each Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance.  Where future disposition of these securities requires registration under the Securities Act of 1933, each Fund has the right to include these securities in such registration, generally without cost to the Fund.  The Funds have no right to require registration of the unregistered securities they hold.  At April 30, 2015, the MicroCap Fund and Ultra MicroCap Fund held restricted securities with an aggregate value of $3,653,750 and $660,000, which accounted for 0.83% and 0.99%, respectively, of each

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Fund’s net assets. During the six months ended April 30, 2015, the Low Priced Stock Fund did not hold any restricted securities.
8.	Guarantees and Indemnifications

Under the Funds’ organizational documents, their officers and directors are indemnified by the Funds against certain liabilities arising out of the performance of their duties to the Funds.  Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  Currently, the Funds expect the risk of loss to be remote.

9.	Line of Credit Arrangement

The MicroCap Fund and Ultra MicroCap Fund are each party to an uncommitted line of credit arrangement with U.S. Bank, N.A. that may be renewed annually under which the MicroCap Fund may borrow up to $23,000,000 and the Ultra MicroCap Fund may borrow up to the lesser of $11,500,000 or 33.33% of the sum of the fair value of certain assets of the Fund.  Interest is charged on borrowings at the prevailing Prime Rate.  The Funds have borrowed under these arrangements from time to time to increase the efficiency of cash flow management.  For the period from November 1, 2014 to April 30, 2015, the MicroCap Fund did not have any borrowings while the Ultra MicroCap Fund had average borrowings of $158,492 and the weighted average interest rate on the line of credit borrowings was 3.25%.  At April 30, 2015, the MicroCap Fund and Ultra MicroCap Fund had no outstanding borrowings on the line of credit.  As of April 30, 2015, the Low Priced Stock Fund does not have a line of credit arrangement.

10.	Redemption Fee

The Funds charge a 2% redemption fee to those who buy and sell shares within 90 calendar days or less.  The redemption fee is retained for the benefit of long-term shareholders, and recorded as additional capital in the Statements of Changes in Net Assets.

11.	Transactions with Affiliates

The following issuers were affiliated with the Funds, as the Funds held 5% or more of the outstanding voting securities of the issuer during the period from November 1, 2014 through April 30, 2015.  No issuers were affiliated with the Low Priced Stock Fund during the six months ended April 30, 2015.  See Section (2)(a)(3) of the Investment Company Act of 1940.

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Perritt MicroCap Opportunities Fund

	Share Balance At			Share Balance At	Dividend	Value At
Issuer Name	November 1, 2014	Additions	Reductions	April 30, 2015	Income	April 30, 2015
Full House
Resorts, Inc.	988,473	—	—	988,473	$—	$1,482,710
					$—	$1,482,710

Perritt Ultra MicroCap Fund

	Share Balance At			Share Balance At	Dividend	Value At
Issuer Name	November 1, 2014	Additions	Reductions	April 30, 2015	Income	April 30, 2015
CTI Industries
Corp.	172,000	11,400	—	183,400	$—	$716,177
Orbit
International
Corp.1	226,000	—	36,000	190,000	—	562,400
					$—	$1,278,577

1	Issuer was not an affiliate as of April 30, 2015.

12.	Transfer In-Kind

Upon commencement of operations, the Low Priced Stock Fund accepted cash and cash equivalents and securities eligible for investment by the Fund as consideration for Fund shares issued at a value of $161,915.  As a result of the in-kind contribution, the Low Priced Stock Fund issued 10,794 shares at net asset value of $15.00.

13.	Beneficial Ownership

With the exception of the Perritt Low Priced Stock Fund, the Advisor and its affiliates do not beneficially own more than 25% of a Fund’s shares as of April 30, 2015.  The Advisor and its affiliates own 45% of the Perritt Low Priced Stock Fund as of April 30, 2015.

14.	Recently Issued Accounting Pronouncements

In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

Perritt Funds, Inc.

Expense Example (Unaudited)	April 30, 2015

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees (the Funds impose a 2.00% redemption fee on shares held for 90 calendar days or less after purchase); and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2014 – April 30, 2015).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  Although the Funds charge no sales load or transaction fees (other than a 2.00% redemption fee for shares held for 90 calendar days or less after purchase), you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds transfer agent.  You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 calendar days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under accounting principles generally accepted in the United States of America.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Perritt Funds, Inc.

Expense Example (Unaudited) (Continued)	April 30, 2015

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/1/14	4/30/15	11/1/14 – 4/30/151
Actual
Perritt Micro Cap Opportunities	$1,000.00	$1,016.70	$5.95
Perritt Ultra MicroCap Fund	$1,000.00	$1,019.30	$8.56
Perritt Low Priced Stock Fund	$1,000.00	$1,118.00	$7.88
Hypothetical
Perritt Micro Cap Opportunities	$1,000.00	$1,018.89	$5.96
Perritt Ultra MicroCap Fund	$1,000.00	$1,016.31	$8.55
Perritt Low Priced Stock Fund	$1,000.00	$1,017.36	$7.50

1
Expenses are equal to the Fund’s annualized expense ratio of 1.19% for the MicroCap Fund, 1.71% for the Ultra MicroCap Fund and 1.50% for the Low Priced Stock Fund for the six-month period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Perritt Funds, Inc.

Advisory Agreements

The independent Directors reviewed all of the materials related to renewal of the investment advisory agreements for the Funds (the “Advisory Agreements”), and discussed with the Advisor the materials related to the Advisor.  After meeting in executive session, the independent Directors approved the renewal of the advisory agreements.  The following report summarizes the independent Directors’ actions and determinations in making this determination:

The Directors who are not interested persons (as defined in the Investment Company Act of 1940) of the Funds or the Advisor, Dianne Click and Dave Maglich (the “Independent Directors”), met in executive session.  The Independent Directors requested and evaluated materials from the Advisor.  In addition, the Funds’ administrator provided the Independent Directors with a detailed report pursuant to Section 15(c) of the Investment Company Act of 1940.  The report includes an in-depth analysis of the Funds’ performance, fees and expenses as compared to other funds in the Funds’ peer group.  Data is compiled by Morningstar and identifies a group of similar funds as to investment classification, asset size and load types.  Additional information provided to the Board included a discussion of the Advisor’s personnel committed to investment management, administration and compliance.

The Independent Directors did not consider any single factor as determinative.  The Independent Directors determined that the overall arrangement between the Funds and the Advisor, as provided in the Advisory Agreements, was fair and reasonable and that the approval of the Advisory Agreements was in the best interests of the Funds and their shareholders.

Nature, Extent and Quality of Services Provided by the Advisor

The Independent Directors received and considered information regarding the nature, extent and quality of the services provided to the Funds under the Advisory Agreements.  The Independent Directors considered the background and experience of the Advisor’s management and the expertise of, and the amount of attention given to the Funds by, investment personnel of the Advisor.  In addition, the Independent Directors reviewed the qualifications, backgrounds and responsibilities of the portfolio management team and the infrastructure supporting the team.  The Independent Directors also considered the quality of the material service providers to the Funds, who provide administrative and distribution services on behalf of the Funds.  In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor and its responsiveness to questions and concerns raised by the Independent Directors.

Based on these considerations and other factors, the Independent Directors concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Independent Directors, the Advisor provided information regarding the profitability to the Advisor in providing services to the Funds.  The Independent Directors reviewed and discussed this information.  The Independent Directors recognized that this information was not audited.

Perritt Funds, Inc.

Advisory Agreements (Continued)

The Independent Directors believe that the level of profit is reasonable.  The expense ratios will be monitored and periodic reports will be made to the Board of Directors regarding the expenses.  The Independent Directors determined that the level of profit to the Advisor was fair and reasonable.

Advisory Fee and Economies of Scale

The Independent Directors also reviewed reports comparing the Funds’ expense ratios and the advisory fee paid by the Funds to those of other comparable mutual funds and concluded that the advisory fee paid by the Funds and the Funds’ expense ratios were within the range of comparable mutual funds.  The Independent Directors noted that the investment advisory fees are not adjusted if economies of scale are realized as the Funds grow, but did not consider that factor to be significant in light of the other factors considered.

Fees Relative to the Advisor’s Other Clients

The Independent Directors received and considered information about the fee rates charged to the Advisor’s other clients, and concluded that the fee rates charged to the Funds in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Funds have continued to operate within their stated investment philosophy and objectives and have been compliant with their investment restrictions.  The portfolio manager’s report was reviewed and the performance of the Funds was discussed, and found to be satisfactory.

Based on its evaluation of the performance of the Funds, the Independent Directors determined that it is in the best interests of the Funds and their shareholders that the Advisor continues to manage the Funds.

Conclusions

The Independent Directors concluded that based on performance, nature, and extent and quality of services provided, that the costs of those services were fair and reasonable.  The Independent Directors further determined that the Funds and their shareholders had received reasonable value from the Advisor’s services.  The Independent Directors, after considering all of the matters above, unanimously approved the renewal of the Advisory Agreements.

The Independent Directors then reported on their actions to the full board, and the full board also approved the renewal of the Advisory Agreements.

Perritt Funds, Inc.

Directors and Officers (Unaudited)

The Funds are governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Funds’ directors are independent of Perritt Capital Management, Inc.  The Board of Directors elects the Funds’ officers.  The name, address, age and principal occupations for the past five years of the directors and officers are listed below, along with the number of portfolios in the Fund complex overseen by each director.  During the past five years none of the directors has served as a director of a public company or a mutual fund other than Perritt MicroCap Opportunities, Inc. and Perritt Funds, Inc.  The business address of each director and officer is 300 South Wacker Drive, Suite 2880, Chicago, IL 60606.  For additional information about the directors, please call 1-800-331-8936 and request a Statement of Additional Information (SAI).  One will be mailed to you free of charge.

Position(s) Held
	with Fund and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

Independent Directors of the Fund

Dianne C. Click	Director	Indefinite, until	Ms. Click is a licensed Real	Perritt
Age: 52		successor	Estate Broker in the State	MicroCap
	Portfolios in	elected; 19 years,	of Montana. She has been	Opportunities
	Fund Complex	Perritt MicroCap	a partner and a principal	Fund, Inc.
	Overseen: 3	Opportunities	owner of a real estate sales
		Fund; 11 years,	company, Bozeman Broker
		Perritt Ultra	Group, since April 2004.
		MicroCap Fund;	She has been licensed
		and since	in the state of Montana
		inception,	since 1995.
Perritt Low Priced
Stock Fund

David S. Maglich	Director	Indefinite, until	Mr. Maglich is a Shareholder	Perritt
Age: 58		successor	with the law firm of Fergeson,	MicroCap
	Portfolios in	elected; 26 years,	Skipper, et. al. in Sarasota,	Opportunities
	Fund Complex	Perritt MicroCap	Florida and has been	Fund, Inc.
	Overseen: 3	Opportunities	employed with such firm
		Fund; 11 years,	since April 1989.
Perritt Ultra
MicroCap Fund;
and since
inception,
Perritt Low Priced
Stock Fund

Perritt Funds, Inc.

Directors and Officers (Unaudited) (Continued)

Position(s) Held
	with Fund and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

Inside Director of the Fund

Michael J.
Corbett(1)	President	One-year term	Mr. Corbett has been	Perritt
Age: 49		as President;	President of the Perritt	MicroCap
	Portfolios in	As Director,	MicroCap Opportunities	Opportunities
	Fund Complex	indefinite until	Fund since November	Fund, Inc.
	Overseen: 3	successor	1999 and President of the
		elected;	Perritt Ultra MicroCap Fund
		Director since	since August 2004. He has
		October 5, 2010;	served as President of the
		15 years as	Advisor since October 5,
		President of	2010, and previously served
		Perritt MicroCap	as Vice President of the
		Opportunities	Advisor from February
		Fund; 11 years	1997 until October 5, 2010.
		as President of	Mr. Corbett began his
		Perritt Ultra	tenure with Perritt Capital
		MicroCap Fund;	Management in 1990 as a
		and since	research analyst. He assumed
		inception,	portfolio management
		Perritt Low Priced	responsibilities in 1996
		Stock Fund	and now serves as portfolio
manager for both funds.

Perritt Funds, Inc.

Directors and Officers (Unaudited) (Continued)

Position(s) Held
	with Fund and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

Officers of the Fund other than Mr. Corbett

Mark Buh	Vice President	One-year term	Mr. Buh has been Vice	N/A
Age: 53	and Treasurer	3 years	President and Treasurer of the
Funds and Chief Financial
Officer of the Advisor since
February 2012. He has over
25 years experience in corporate
accounting, finance, administration,
planning and business development.
His previous experience includes
tenures at Ernst and Young and
CenturyLink Communications.
Lynn E.
Burmeister	Vice President	One-year term	Mrs. Burmeister has been the	N/A
Age: 56	and Chief	5 years	Chief Compliance Officer
	Compliance		since May 1, 2010, and
	Officer		oversees all compliance
matters for the funds and the
advisor. She also coordinates
the administration of the Funds
and is a liaison with the firm’s
corporate counsel. Mrs.
Burmeister has worked in the
financial industry since 1980.
Her previous experience
includes work at Harris
Associates, Gofen & Glossberg
and Optimum Investments.

(1)	Mr. Corbett is an interested person of the Funds based upon his position with the Advisor.

Perritt Funds

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ latest Forms N-Q are also available without charge upon request by calling 1-800-331-8936.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Advisor at 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Household Delivery of Shareholder Documents: To reduce expenses, the Funds may mail only one copy of the Funds’ prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call the Funds at 1-800-331-8936 or contact your financial institution.  You will begin receiving individual copies thirty days after receiving your request.

Electronic Delivery of Shareholder Documents: You may choose to receive the Funds’ prospectus and annual and semi-annual reports electronically.  To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name.  Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent.  If your brokerage firm is not listed, electronic delivery may not be available.  Please contact your brokerage firm or financial advisor.

Investment Advisor
Perritt Capital Management, Inc.
300 South Wacker Drive, Suite 2880
Chicago, IL 60606-6703
800-331-8936

Independent Registered
Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, NA
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

For assistance with your existing account, call our
Shareholder Service Center at 1-800-332-3133.

The Funds’ Statements of Additional Information
contain information about the Funds’ directors and are
available without charge upon request by calling
1-800-332-3133.

MicroCap Opportunities Fund

Ultra MicroCap Fund

Low Priced Stock Fund

Minimum Initial Investment $1,000

IRA Minimum Initial Investment $250

Dividend Reinvestment Plan

Systematic Withdrawal Plan

Automatic Investment Plan

Retirement Plans Including:

•	IRA	•	Roth IRA
•	SEP-IRA	•	Coverdell Education
•	Simple IRA		Savings Account

2% redemption fee imposed for shares
held ninety (90) calendar days or less.

This report is authorized for distribution
only to shareholders and others who have
received a copy of the prospectus of the
Perritt MicroCap Opportunities Fund,
the Perritt Ultra MicroCap Fund and/or
the Perritt Low Priced Stock Fund.

300 S. Wacker Drive • Suite 2880 • Chicago, IL 60606-6703
Tel 312-669-1650 • 800-331-8936 • Fax: 312-669-1235
E-mail: PerrittCap@PerrittCap.com
Web Site: www.perrittmutualfunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a).  Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b).  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed January 8, 2010.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Perritt Funds, Inc.

By (Signature and Title)*                   /s/ Michael J. Corbett
Michael J. Corbett, President

Date     June 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/ Michael J. Corbett
Michael J. Corbett, President

Date     June 29, 2015

By (Signature and Title)*                   /s/ Mark J. Buh
Mark J. Buh, Treasurer

Date     June 26, 2015

* Print the name and title of each signing officer under his or her signature.